Registration No. 33-43846
                                                                         811-524
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /_/
              Pre-Effective Amendment No. _____                            /_/


              Post-Effective Amendment No.   97                           /X/



     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/


              Amendment No.  38


                     THE DREYFUS/LAUREL FUNDS TRUST
     __________________________________________________________________________
                  (Exact Name of Registrant as Specified in Charter)

                             200 Park Avenue - 55th floor
                               New York, New York 10166
               _______________________________________________________
               (Address of Principal Executive Office)      (ZIP Code)

          Registrant's Telephone Number, including area code: (800) 225-5267
          __________________________________________________________________
       John E. Pelletier
       Secretary
       The Dreyfus/Laurel Funds Trust
       200 Park Avenue - 55th floor
       New York, New York 10166
       (Name and Address of Agent for Service)



                    Approximate Date of Proposed Public Offering:
      As soon as possible after this Post-Effective Amendment becomes effective.
       It is proposed that this filing will become effective (check appropriate box):

       / / Immediately upon filing         /_/  on (date) pursuant to
              pursuant to paragraph (b)              paragraph (b)


       /X/  60 days after filing pursuant   /_/  on (date) pursuant to
              to paragraph (a)(1)                    paragraph (a)(1)


       /_/  75 days after filing pursuant   /_/  on (date) pursuant to
              to paragraph (a)(2)                    paragraph (a)(2)



     DC-172634.1







       If appropriate, check the following box:

       /_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


            The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, accordingly no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1995 was filed with the Commission on February 29, 1996.


                               Dreyfus Core Value Fund
                             Dreyfus Special Growth Fund
                   Premier Limited Term Government Securities Fund
                             Premier Managed Income Fund

                    Cross-Reference Sheet Pursuant to Rule 495(a)




       Items in              Caption                 Prospectus Caption
       Part A of
       Form N-1A

          1.      Cover Page                     Cover Page

          2.      Synopsis                       Expense Summary

          3.      Condensed Financial            Financial Highlights
                  Information

          4.      General Description of         Investment Objective and
                  Registrant                     Policies; Further
                                                 Information About The
                                                 Fund
          5.      Management of the Fund         Further Information About
                                                 The Fund; Management

          6.      Capital Stock and Other        Cover Page; Investor
                  Securities                     Line; Distributions;
                                                 Taxes;
          7.      Purchase of Securities         Expense Summary;
                  Being Offered                  Alternative Purchase
                                                 Methods; Special
                                                 Shareholder Services; How
                                                 to Invest in The
                                                 Dreyfus/Laurel Funds;
                                                 Distribution and Service
                                                 Plans; How to Exchange
                                                 Your Investment From One
                                                 Fund to Another;

          8.      Redemption or Repurchase       How to Redeem Shares

          9.      Pending Legal Proceedings      N.A.


       Items in                                  Statement of Additional
       Part B of                                 Information Caption
       Form N-1A

          10.     Cover Page                     Cover Page
          11.     Table of Contents              Table of Contents

          12.     General Information and        Management of the Trust
                  History

          13.     Investment Objectives and      Investment Policies
                  Policies
          14.     Management of the Fund         Management of the Trust;
                                                 Trustees and Officers of
                                                 the Trust

          15.     Control Persons and            Management of the Trust;
                  Principal Holders of           Miscellaneous;
                  Securities
          16.     Investment Advisory and        Management of the Trust;
                  Other Services                 Investment Manager;
                                                 Shareholder Services

          17.     Brokerage Allocation and       Investment Policies;
                  Other Practices                Portfolio Transactions

          18.     Capital Stock and Other        Description of the Trust;
                  Securities                     See Prospectus -- "Cover
                                                 Page"; "How to Redeem
                                                 Fund Shares"; "Further
                                                 Information About The
                                                 Fund; The Dreyfus/Laurel
                                                 Funds Trust"
          19.     Purchase, Redemption and       Purchase of Shares;
                  Pricing of Securities Being    Distribution and Service
                  Offered                        Plans; Redemption of
                                                 Shares; Valuation of
                                                 Shares

          20.     Tax Status                     Taxes

          21.     Underwriters                   Purchase of Shares;
                                                 Distribution and Service
                                                 Plans; Amounts Expended

          22.     Calculation of Performance     Performance Data
                  Data

          23.     Financial Statements           Financial Statements

                     THE DREYFUS/LAUREL FUNDS TRUST

            CONTENTS OF POST-EFFECTIVE AMENDMENT


     This post-effective amendment to the registration Statement of The Dreyfus/Laurel Funds Trust contains the following documents:

            Facing Sheet

            Cross-Reference Sheet

            Contents of Post-Effective Amendment

            Part A - Prospectus
                      -        Dreyfus Core Value Fund - Institutional Shares
                      -        Dreyfus Core Value Fund - Investor and Class R
                                   shares
                      -        Dreyfus Special Growth Fund
                      -        Premier Limited Term Government Securities Fund
                      -        Premier Managed Income Fund

            Part B - Statement of Additional Information
                      -        Dreyfus Core Value Fund - Institutional Sales
                      -        Dreyfus Core Value Fund - Investor and Class R
                                   shares
                      -        Dreyfus Special Growth Fund
                      -        Premier Limited Term Government Securities Fund
                      -        Premier Managed Income Fund


            Part C - Other Information
            Signature Page - The Dreyfus/Laurel Funds Trust

            Exhibits
            --------


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PROSPECTUS                                                        MAY 1, 1996
                       DREYFUS CORE VALUE FUND


---------------------------------------------------------------------------


        DREYFUS CORE VALUE FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL CAPITAL APPRECIATION FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS TRUST, AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE, PRIMARILY THROUGH EQUITY INVESTMENTS, SUCH AS COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCK.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING MELLON BANK AND ITS AFFILIATES) (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.


        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.


        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.


        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK, 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.


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        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                              TABLE OF CONTENTS
                                                                        Page
          Expense Summary.................................                  4
          Financial Highlights............................                  5
          Description of the Fund.........................                  8
          Management of the Fund..........................                12
          How to Buy Fund Shares..........................                14
          Shareholder Services............................                16
          How to Redeem Fund Shares.......................                20
          Distribution Plan ..............................                22
          Dividends, Other Distributions and Taxes........                23
          Performance Information.........................                24
          General Information.............................                25
         Page 2
[This Page Intentionally Left Blank]
         Page 3


EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                               INVESTOR SHARES        CLASSS R SHARES    INSTITUTIONAL SHARES
    Maximum Sales Load Imposed on Purchases........               none                      none                none
    Maximum Sales Load Imposed on Reinvestments......             none                      none                none
    Deferred Sales Load...........................                none                      none                none
    Redemption Fee................................                none                      none                none
    Exchange Fee..................................                none                      none                none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
    Management Fee........................                        0.90%                     0.90%               0.90%
    12b-1 Fee1............................                        0.25%                     none                0.15%
    Other Expenses.......................                         0.00%                     0.00%               0.00%
                                                                  -----                     ------               -----
        Total Fund Operating Expenses........                     1.15%                     0.90%               1.05%
 EXAMPLE:
             You would pay the following expenses
             on a $1,000 investment, assuming (1) a 5% annual
             return and (2) redemption at the end of each
             time period:                                       INVESTOR SHARES        CLASSS R SHARES        INSTITUTIONAL SHARES
           1 Year                                                     $ 12                  $  9                $ 11
           3 Years                                                    $ 36                  $ 28                $ 33
           5 Years                                                    $ 62                  $ 49                $ 57
           10 Years                                                   $137                  $108                $126
_______________
1 See "Distribution Plan" for a description of the Fund's Distribution Plan for the Investor shares.

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan."


        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.



        In addition to Investor shares and Class R shares, the Fund offers Institutional shares to those shareholders who have held shares of a predecessor class of the Fund since April 4, 1994. Institutional shares are offered through a separate prospectus. Institutional shares are subject to a 12b-1 fee at an annual rate of up to 0.15% of average daily net assets. Estimated total annual fund operating expenses for Institutional shares are 1.05% of average daily net assets.


          Page 4
                         FINANCIAL HIGHLIGHTS
The tables below are based upon a single Investor share, Institutional or Class R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1995 which is incorporated by reference into the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1995 have been audited by _________________, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is included in the Fund's Annual Report, which may be obtained without charge by writing to the address, or calling the number set forth on the cover page of this Prospectus.


DREYFUS CORE VALUE FUND
For an Investor Share outstanding throughout each year.(1)
                       Year       Year         Year        Year      Year     Year        Year      Year     Year       Year
                       Ended      Ended        Ended       Ended     Ended    Ended       Ended     Ended     Ended     Ended
                       12/31/95   12/31/94###  12/31/93##  12/31/92  12/31/91 12/31/90##  12/31/89  12/31/88  12/31/87  12/31/86
                       --------  ---------    ----------  --------- -------- --------     -------   --------  --------  -------

Net asset value,
 beginning of period     $4.56    $27.80        $25.46     $27.40    $23.20     $27.49       $28.65   $26.07    $32.40    $32.11
                         -----     -----        ------     ------    -------    ------       ------   ------    -----     ------
Income from investment operations
Net investment income #   0.41      0.42          0.31       0.36       0.39      0.55         0.87     0.54      0.76      0.90
Net realized and unrealized gain/
  (loss) on investments   8.24     (0.29)         3.86       0.70       4.88      (4.23)        6.12     4.51     (0.41)     5.69
                         -----     -----        ------     ------    -------      ------       ------   ------    -----     ------
Total from
 investment operations    8.65      0.13          4.17       1.06       5.27      (3.68)        6.99     5.05      0.35      6.59
                         -----     -----        ------     ------    -------      ------       ------   ------    -----     ------
Less distributions:
Distributions from net
  investment income      (0.45)    (0.40)        (0.30)     (0.36)     (0.50)     (0.55)        (0.55)   (0.59)    (1.32)    (0.50)
Distributions from net realized
  gains on investments   (2.63)    (2.97)        (1.53)     (2.64)     (0.57)     (0.06)       (7.60)   (1.88)    (5.36)    (5.80)
                         -----     -----        ------     ------    -------      ------       ------   ------    -----     ------
Total Distributions      (3.43)    (3.37)        (1.83)     (3.00)     (1.07)     (0.61)        (8.15)   (2.47)    (6.68)   (6.30)
                         -----     -----        ------     ------    -------      ------       ------   ------    -----     ------
Net asset value,
 end of period           $3.13    $24.56        $27.80     $25.46      $27.40     $23.20        $27.49  $28.65    $26.07    $32.40
                         ======   ======        =======    =======     ======     =======       ======  ======    ======    ======
Total Return+            35.56%     0.38%        16.51%      4.03%      22.87%    (13.44)%       24.96%  19.54%    0.27%     22.48%
                         -----     -----        ------     ------    -------        ------       ------   ------    -----     ------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net assets, end
 of period (000's)    $401,674    $317,868     $349,813   $423,286     $508,971 $474,998     $640,116 $542,510 $431,630   $452,863
Ratio of operating
expenses to
average net assets++     1.13%        1.11%        1.15%     1.22%      1.20%    1.26%        1.23%     1.31%    0.95%     0.95%
Ratio of net investment
income to
 average net assets      1.43%        1.47%        1.13%     1.33%      1.61%    1.96%        2.75%     2.14%    2.16%     2.65%
Portfolio
 turnover rate+++      54.42%          73%          75%        66%       157%     180%         111%       24%     46%        37%
-------------
  (1)  On February 1, 1993, the Fund began offering Institutional Class shares. Shares outstanding prior to February 1, 1993 were redesignated as
Retail Class shares. Effective April 4, 1994, the Retail shares were redesignated as Investor Shares.
  + Total return represents aggregate total return for the periods indicated.
 ++   Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or investment manager, the annualized ratio of operating expenses to average net assets for the years ended December 31,
1994 and 1993 would have been 1.12% and 1.16%, respectively.
 +++    In accordance with the Securities and Exchange Commission's July 1985 rules amendment, the rates for 1986 and later periods include U.S. Government long-term securities which were excluded from the calculations in prior years.
   #   Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or investment manager, net investment income for
the years ended December 31, 1994 and 1993 would have been $0.42 and $0.31, respectively.
  ##Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for this year because the use of the undistributed method did not accord with results of operations.
###  Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the
Fund's investment adviser. From April 4, 1994 through October 16, 1994,
Mellon Bank served as the Fund's investment manager. Effective October 17,
1994, The Dreyfus Corporation began serving as the Fund's investment manager.
      Page 5


    FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS CORE VALUE FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.

                                                YEAR                PERIOD
                                                ENDED                ENDED
                                               12/31/95             12/31/94*##
                                               --------            ----------
Net asset value, beginning of period            $24.56              $28.45
                                                -------             -------
Income from investment operations:
 Net investment income#                            0.62                 0.29
 Net realized and unrealized loss on investments   8.16               (0.83)
                                                  -------             -------
 Total from investment operations                 8.78               (0.54)
                                                  -------             -------
Less distributions:
Distributions from net investment income          (0.53)              (0.38)
Distributions from net realized gains on          (2.63)              (2.97)
investments                                       -------             -------
Total Distributions                               (3.16)              (3.35)
                                                   -------             -------
Net asset value, end of period                    $30.18              $24.56
                                                  =======             =======
Total return                                      36.05%              (2.31)%
                                                   -------             -------
Ratios to average net assets / supplemental data:
 Net Assets, end of period (in 000's)                $185                $1,070
 Ratio of operating expenses to average net assets++  0.88%                0.86%**
 Ratio of net investment income to average net assets 1.93%               1.72%**
Portfolio turnover rate                              54.42%                 73%
----------------
    *   On August 4, 1994, the Fund commenced selling Trust shares. Effective

October 17, 1994 the Trust shares were redesignated as Class R shares.
   **  Annualized.
  +  Total return represents aggregate total return for the period indicated.
 ++  Without voluntary reimbursement of expenses and/or waiver of fees by the investment manager, the ratio of expenses to average net assets for the year ended December 31, 1994 would have been 0.88%.
   # Net investment income before the voluntary waiver of fees by the investment adviser for the year ended December 31, 1994 would have been $0.29.
  ## From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994 The Dreyfus
Corporation began serving as the Fund's investment manager.


          PAGE 6
    FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS CORE VALUE FUND
FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                         YEAR          YEAR                PERIOD
                                         ENDED         ENDED               ENDED
                                         12/31/95      12/31/94**          12/31/93*##
                                         ---------     ---------            ------------
Net asset value, beginning of period      $24.56         $27.80              $25.96
                                          ------         ------              ------
Income from investment operations:
        Net investment income#              0.47           0.47                 0.32
        Net realized and unrealized
         gain/(loss) on investments         8.20           (0.31)               3.38
                                            ------         ------              ------
        Total from investment operations    8.67            0.16                3.70
                                            ------          ------              ------
Less distributions:
Distributions from net investment income    (0.48)           (0.43)              (0.33)
Distributions from net realized gains on
investments                                 (12.63)           (2.97)              (1.53)
                                             ------            ------              ------
Total distributions                          (3.11)           (3.40)              (1.86)
                                             ------            ------              ------
Net asset value, end of period              $30.12            $24.56              $27.80
                                             =======           =======             =======
Total return+                                35.60%              0.49%              14.38%
                                              ------             ------              ------
Ratios to average net assets / supplemental data:
        Net Assets, end of period (000's)     $75,607           $59,435             $79,656
        Ratio of operating expenses to
          average net assets+++                  1.03%              1.02%               1.04%++
        Ratio of net investment income to
         average net assets                      1.53%              1.57%               1.24%++
Portfolio turnover rate                         54.42%                73%                 75%
---------------
  * The Fund commenced selling Institutional Class shares on February 1,
1993.
 ** Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the
Fund's investment adviser. From April 4, 1994 through October 16, 1994,
Mellon Bank served as the Fund's investment manager. Effective October 17,
1994, The Dreyfus Corporation began serving as the Fund's investment manager.
 +  Total return represents aggregate total return for the period indicated.
 ++ Annualized.
+++  Without voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or investment manager, the annualized ratio of operating expenses to average net assets for the year ended December 31,
1994 and for the period ended December 31, 1993 would have been 1.03% and
1.04%, respectively.
 #   Net investment income before reimbursement of expenses and/or waiver of fees by the investment adviser and/or investment manager for the year ended
December 31, 1994 and for the period ended December 31, 1993 would have been $0.46 and $0.31, respectively.
  ## Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this year because the use of the undistributed method did not accord with results of operations.


         PAGE 7
                   DESCRIPTION OF THE FUND
GENERAL


        By this Prospectus, the Fund is offering Investor shares and Class R shares (Class R shares of the Fund were formerly called Trust Shares). Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's Distributor and by Agents that have entered into an Agreement with the Fund's Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.
Investment Objective


        The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks.
MANAGEMENT POLICIES
        Securities are selected for the Fund based on a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Major emphasis is placed on industries and issuers that are considered by Dreyfus to have particular possibilities for long-term growth. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of operating policy, the Fund will not invest more than 25% of its total assets in any one industry.


        Up to 20% of the Fund's total assets may be invested in foreign securities. Such investments will be made principally in foreign equity securities. The Fund may invest up to 5% of its total net assets in fixed-income securities of companies that are close to entering, or already in, reorganization proceedings. These obligations will likely be rated below the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"). In addition, the Fund may write covered put and call options on its portfolio securities, and purchase and write put and call options on stock indexes to hedge its portfolio. The Fund may also lend its portfolio securities.


        The Fund may reduce the proportion of its investments in equity securities and temporarily invest its assets in fixed-income securities and in U.S. Government Securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments, when, in the opinion of Dreyfus, a defensive posture is warranted. To this extent, the Fund may not achieve its investment objective. INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
       PAGE 8


        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Trustees determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.



        COVERED OPTION WRITING. From time to time, the Fund may write covered put and call options on portfolio securities and may purchase put and call options on securities. The Fund could realize fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security while the option is outstanding. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period.


        Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.
        Whenever the Fund writes a call option it will continue to own or to have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high grade debt obligations having a value at least equal to the exercise price of the underlying securities or
(b) continue to own the equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).


        The Fund may engage in a closing purchase transaction to realize a profit or limit a loss, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will ordinarily write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.


      PAGE 9
CERTAIN PORTFOLIO SECURITIES


        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.


        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by Dreyfus pursuant to guidelines established by the Board of Trustees. The Board or Dreyfus will consider the availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule
144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers
       PAGE 10
of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities are generally unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Further information regarding security ratings is contained in the SAI.
        STOCK INDEX OPTIONS. The Fund may purchase and write exchange-listed put and call options on stock indexes to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. (Examples of well-known stock indexes are the Standard & Poor's 500 Composite Stock Price Index and the NYSE Composite Index.) Options on stock indexes are similar to options on securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.


        The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock instruments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio being hedged correlate with price movements in the stock index selected.


        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed above.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for long-term growth of capital and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon invest-
       PAGE 11
ment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS


        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.



        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.

                        MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


        The Fund is managed by a committee of portfolio managers of Dreyfus and no person is primarily responsible for making recommendations to the committee, which also comprises the Equity Policy Group of The Boston Company Asset Management, Inc. ("TBCAM"), is responsible for the management of over $6 billion in pension and institutional equity assets. TBCAM is an indirect wholly-owned subsidiary of Mellon Bank Corporation.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total
         PAGE 12
assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund is contractually obligated to pay a fee computed daily, and paid monthly, at the annual rate of .90% of the Fund's average daily net assets less certain expenses described below. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for a portion of the non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1995, the Fund paid Dreyfus 0.88% of its average daily net assets to Dreyfus in investment management fees (net of fees waived), less fees and expenses of the non-interested Trustees (including counsel fees).


        For the fiscal year ended December 31, 1995, total operating expenses (excluding Rule 12b-1 fees) (net of fees waived) of the Fund were 0.88% (annualized) of the average daily net assets of the Investor Class, the Institutional Class and Class R, respectively.


       In addition, Investor and Institutional shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan."


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents in respect of these services.


        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDIHoldings, Inc., the parent company of which is Boston Institutional Group, Inc.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND
SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier
       PAGE 13
Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.



                         HOW TO BUY FUND SHARES


        GENERAL--Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor.



        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to cutstomers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. "Retirement Plan" is a certain qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.




        In addition to Investor shares and Class R shares, the Fund also offers Institutional shares through a separate prospectus. Institutional shares are not subject to a sales charge on purchases or on redemptions. Institutional shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.15% of the Fund's average net assets attributable to Institutional shares. Institutional shares are offered to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund on April 4, 1994. For more information concerning Institutional shares, see the current prospectus for Institutional Class shares.


        Stock certificates are issued only upon your written request. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


        Investor shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder Registration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


       PAGE 14
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


        Investor shares and Class R shares may be purchased or redeemed by telephone using the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian."
Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."



        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:
        DDA# 043664 Dreyfus Core Value Fund/Class R shares;
        DDA# 044113 Dreyfus Core Value Fund/Investor shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.



        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit andTrust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS
        "4440" Dreyfus Core Value Fund/Class R shares;
        "4010" Dreyfus Core Value Fund/Investor shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the num-
PAGE 15
ber of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:


        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.




        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Transfer Agent in proper form before such close of business are effective on, and will receive the price determined on, that day. Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.


        The public offering price of Investor shares and Class R shares, both of which are offered on a continuous basis, is the NAV of that Class.


        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.


                         SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
     PAGE 16
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. Shareholders are limited to six exchanges out of the Fund during the calendar year. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by you.


        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load or, (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
       PAGE 17
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERR REGISTRATION MARK
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS


        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAVs; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


       PAGE 18
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


     PAGE 19
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 on either a monthly or quarterly basis) if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                         HOW TO REDEEEM FUND SHARES
        GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        PAGE 20
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
        PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.


        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."


        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day
          PAGE 21
period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


                          DISTRIBUTION PLAN


        Investor shares and Institutional shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares and Institutional shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares, and 0.15% of its average daily net assets attributable to Institutional shares, to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor and Institutional shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares or Institutional shares of the Fund.


      PAGE 22
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.

              Dividends, Other Distributions and Taxes


        The Fund declares and pays dividends from its net investment income, if any, four times yearly and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."


        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.


        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.


        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net realized, long-term capital gains, if any, paid during the year.
       PAGE 23


        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.


        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                       PERFORMANCE INFORMATION


        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.


        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements
      PAGE 24
of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.


        The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV of such class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Standard and Poor's 500 Composite Stock Price Index, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                         GENERAL INFORMATION


        The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as a managed investment company. The Fund is a portfolio of the Company. The Fund's shares are classified into three Classes-Institutional shares, Investor shares and Class R shares. The Company's Agreement and Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund").


        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single Class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as
       PAGE 25
a separate Class. Only holders of Investor shares and Institutional shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.






        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.


        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
       PAGE 26
[This Page Intentionally Left Blank]
       PAGE 27
DREYFUS
CORE VALUE
FUND--
Investor shares
Class R shares

Prospectus
(LION LOGO)
Copy Rights 1995 Dreyfus Service Corporation
                                     312/712p3041095

Registration Mark


______________________________________________________________________________


PROSPECTUS                                                        May 1, 1996
                            DREYFUS SPECIAL GROWTH FUND


______________________________________________________________________________


        DREYFUS SPECIAL GROWTH FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL SPECIAL GROWTH FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS TRUST, AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS ABOVE-AVERAGE CAPITAL GROWTH WITHOUT REGARD TO INCOME THROUGH INVESTMENTS PRINCIPALLY IN SECURITIES OF ISSUERS THOUGHT TO HAVE SIGNIFICANT GROWTH POTENTIAL.



        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING MELLON BANK AND ITS AFFILIATES (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUND'S DISTRIBUTOR.


        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK, 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.


______________________________________________________________________________
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE
______________________________________________________________________________
                               TABLE OF CONTENTS


                                                                PAGE
            EXPENSE SUMMARY........................               4
            FINANCIAL HIGHLIGHTS...................               5
            DESCRIPTION OF THE FUND...............                7
            MANAGEMENT OF THE FUND.................              11
            HOW TO BUY FUND SHARES.................              13
            SHAREHOLDER SERVICES..................               15
            HOW TO REDEEM FUND SHARES..............              19
            DISTRIBUTION PLAN (INVESTOR SHARES ONLY)             21
            DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES             22
            PERFORMANCE INFORMATION................              23
            GENERAL INFORMATION....................              24


      PAGE 2
      [This Page Intentionally Left Blank]
      PAGE 3


                             EXPENSE SUMMARY
                                                                              INVESTOR SHARES           CLASS R SHARES
                                                                              _______________           ______________
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases . . . . . . . . . . .                   none                       none
  Maximum Sales Load Imposed on Reinvestments . . . . . . . . .                   none                       none
  Deferred Sales Load . . . . . . . . . . . . . . . . . . . . .                   none                       none
  Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . .                  none                       none
  Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . .                  none                       none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee . . . . . . . . . . . . . . . . . . . . . . . .                  1.15%                     1.15%
  12b-1 Fee1 . . . . . . . . . . . . . . . . . . . . . . . . . .                  0.25%                      none
  Other Expenses . . . . . . . . . . . . . . . . . . . . . . . .                  0.00%                     0.00%
                                                                                  _____                     ______
    Total Fund Operating Expenses . . . . . . . . . . . . . . .                   1.40%                     1.15%
 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:                                            INVESTOR SHARES          CLASS R SHARES
                                                                        ________________         ______________
                                 1 Year                                     $ 14                       $ 12
                                 3 Years                                    $ 44                       $ 37
                                 5 Years                                    $ 77                       $ 63
                                 10 Years                                   $168                       $140
1  See "Distribution Plan (Investor Shares Only)" for a description of the
Fund's Distribution Plan for Investor shares


______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS RESPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED MOREOVER WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________


        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursements that may in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."



        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.


      PAGE 4
                          FINANCIAL HIGHLIGHTS


        The tables below are based upon a single Investor or Class R share outstanding throughout each fiscal year or period, and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1995, have been audited by ______________, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is included in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



DREYFUS SPECIAL GROWTH FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR.*

                                      YEAR      YEAR      YEAR         YEAR    YEAR      YEAR    YEAR     YEAR     YEAR    YEAR
                                     ENDED     ENDED      ENDED       ENDED    ENDED    ENDED    ENDED    ENDED    ENDED   ENDED
                                   12/31/95 12/31/94## 12/31/93+++ 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88 12/31/87 12/31/86
PER SHARE DATA
Net asset value, beginning
    of year............            $14.65    $17.97     $16.45     $14.59    $13.56   $14.28    $14.27   $12.02   $17.21   $20.95
                                   _______   _______    _______    ______    _______  ______   _______   _____    ______   ______
Income from investment
   operations:
Net investment income/(loss)#      (0.11)   (0.09)     (0.20)    (0.10)     (0.05)    0.03       0.14     0.37    0.63     0.13
Net realized and unrealized gain/
    (loss) on investments           4.57    (3.18)      3.51      3.77       3.90    (0.72)      2.49    2.22    (0.91)     1.40
                                  _______    ______     ______    _____      _____   ______     _____    ______  ______    ______
Total from investment operations    4.46    (3.27)      3.31      3.67       3.85    (0.69)      2.63    2.59   (0.28)      1.53
Less distributions:
Distributions from net
    investment income..              _        _          _          _         _      (0.03)    (0.25)    (0.34)   (0.81)   (0.31)
Distributions in excess of net
    investment income..              _        _          _       (0.19)       _        _         _         _         _        _
Distributions from net realized
    gains on investments             _      (0.05)     (1.79)    (1.62)     (2.82)     _       (2.37)      _     (4.10)    (4.96)
Distributions in excess of net
   realized gains on investments     _      (0.00)(1)      _         _         _       _         _         _        _          _
                                  _____    ______     _______    ______    ______    ______    ______    _____  ______    _______
Total distributions....              _      (0.05)     (1.79)    (1.81)     (2.82)  (0.03)     (2.62)   (0.34)   (4.91)    (5.27)
                                 ______    -______     ______    ______    ______   ______    _______   ______   _____-    ______
Net asset value, end of year      $19.11    $14.65   $17.97       $16.45    $14.59  $13.56    $14.28    $14.27   $12.02    $17.21
                                  ______    _______   ______     _______    _______ ______   _______    ______   ______    ______
Total Return+...........          30.44%    (18.22)%  20.01%      26.19%    29.22%  (4.84)%   18.83%    21.49%   (3.81)%    7.66%
                                  ======    ========  ======     =======    ======= ======   =======    =======   =======   =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
    (in 000's).........          $66,201   $64,839    $83,879    $64,071   $41,522  $43,591   $39,759   $35,227  $30,678  $35,860
Ratio of operating expenses to
    average net assets++.           1.40%    1.42%    1.73%       1.57%      1.70%    1.62%    1.72%    1.58%      1.49%   1.32%
Ratio of net investment income/loss
    to average net assets          (0.57%)  (0.51)%   (1.09)%    (0.71)%    (0.34)%   0.19%    0.82%    2.70%      3.25%   1.16%
Portfolio turnover rate            68.91%    133%        94%       112%       141%    222%      184%    180%       322%    192%
   *       On February 1, 1993 existing shares of the Fund were designated the
Retail Class and the Fund began offering the Institutional Class and the
Investment Class of shares. Effective April 4, 1994 the Retail and
Institutional Classes were reclassified as a single class of shares known as
Investor Shares. The amounts shown for the year ended December 31, 1994, were calculated using the performance of a Retail Share outstanding from January 1,
1994 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994 to December 31, 1994. The Financial Highlights for the year ended December 31, 1993 and prior periods are based upon a Retail Share outstanding.
    +  Total returns represent aggregate
      total returns for the periods indicated.
 ++     Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser, the annualized ratio of expenses to average net assets for the year ended December 31, 1993 would have been 1.79%.
 +++    Per share amounts have been calculated using the monthly average share method.
    #  Without the voluntary waiver of fees and/or reimbursement of the expenses by investment adviser, net investment loss for the the year ended December 31, 1993 would have been $(0.21)
  ##  Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16,
     1994, Mellon Bank served as the Fund's investment manager. Effective
     October 17, 1994, Dreyfus began serving as the Fund's investment manager.
     (1)  Amount represents less than $0.01 per share.


      PAGE 5, 6
  FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS SPECIAL GROWTH FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.




                                                                                YEAR            YEAR            PERIOD
                                                                                ENDED           ENDED            ENDED
                                                                               12/31/95        12/31/94##       12/31/93*+++
                                                                              __________       __________       __________
Net asset value, beginning of period                                           $14.78          $18.06            $17.31
                                                                              __________       __________       ___________
Income from investment operations:
        Net investment loss#                                                    (0.03)          (0.02)         (0.10)
        Net realized and unrealized gain (loss) on investments                   4.52           (3.21)          2.64
                                                                               __________       _________      ___________
        Total from investment operations                                         4.55           (3.23)          2.54
                                                                              ___________       _________      ___________
Less Distributions:
Distributions from net realized gains on investments                              .--           (0.05)          (1.79)
Distributions in excess of net realized gains on investments                      .--           (0.00)(1)         .--
                                                                              __________        _________      ___________
Net asset value, end of period                                                 $19.33          $14.78          $18.06
                                                                              _________        __________      __________
Total return                                                                    30.79%         (17.91)%         15.78%
                                                                              ==========       ==========     ============
Ratios / Supplemental data:
        Net Assets, end of period (in 000's)                                    $5,314          $6,784         $14,941
        Ratio of operating expenses to average net assets++                      1.15%           1.15%           1.19%**
        Ratio of net investment loss to average net assets                      (0.31)%         (0.24)%         (0.55)%**
Portfolio turnover rate                                                         68.91%          133%            94%


______________________________________________________________________________


    *On February 1, 1993, the Fund commenced selling Investment Class shares.
      Effective April 4, 1994 the Investment Class shares were reclassified as Trust shares.On October 17, 1994 Trust shares were reclassified as Class R shares.
    **Annualized.
    +Total return represents aggregate total return for the periods indicated.
   ++ Without voluntary waiver of fees and/or reimbursement of expenses by the investment adviser the ratio of expenses to average net assets for the period ended December 31, 1993 would have been 1.25%.
   +++Per share amounts have been calculated using the monthly average share method.
    #Without the voluntary waiver of fees and/or reimbursement of expenses by investment adviser, the net investment loss for the period ended
     December 31, 1993 would have been $(0.11).
   ##Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's
     investment adviser. From April 4, 1994 through October 16, 1994, Mellon
     Bank served as the the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
   (1) Amount represents less than $0.01 per share.


       PAGE 6
                            DESCRIPTION OF THE FUND
GENERAL


        By this Prospectus, the Fund is offering Investor shares and Class R shares (Class R shares of the Fund were formerly called Trust Shares). Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Distributor and by Agents that have entered into an Agreement with the Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.


INVESTMENT OBJECTIVE
        The Fund is a diversified fund that seeks above-average growth of capital without regard to income. The Fund seeks to achieve this objective through investments principally in securities of issuers thought to have significant growth potential.
MANAGEMENT POLICIES
        The Fund places emphasis on smaller companies believed to possess above-average growth opportunities. Dreyfus will consider factors such as current and anticipated economic cycles, cyclical changes in the industry and a company's past performance (using a benchmark of performance that ranges between 50% and 200% higher than the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")) in identifying companies believed to possess the potential for above-average growth. Investments will also be made in larger, more established companies which appear to have opportunities for above-average growth. In addition, the Fund looks for issuers with unique or proprietary products or services leading to a rapidly growing market share, and for issuers with well-above-average sales and earnings growth expected for the next several years.
        The Fund normally expects to be substantially invested in common stocks and securities convertible into common stocks and, to a minor degree, in cash or U.S. Government Securities. The Fund may, however, temporarily invest a substantial portion of its assets in U.S. Government Securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments, when, in the opinion of Dreyfus, a defensive posture is warranted. To this extent, the Fund may not achieve its investment objective.
        The Fund may write covered put and call options on its portfolio securities and may purchase and write options on stock indexes to hedge its portfolio. The Fund may also lend its portfolio securities and invest up to 20% of its total assets in foreign securities.
        In pursuit of its investment objective, the Fund may purchase securities carrying above-average risk, including the lack of a significant operating history, greater volatility in share price and dependence on products without an established market share. As a result, an investment in the Fund should not be considered a complete investment program and is considered suitable only for those investors who are in a position to assume such risks in search of substantial long-term rewards and without regard to current income. For additional information concerning certain of the Fund's investment practices, see the Fund's SAI.
      PAGE 7
INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. Securities loans, however, are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _ Illiquid Securities."
        FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.
        The Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding these instruments and the risks relating thereto.
        The Fund may not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.


        FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.



        The Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when the Fund anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward contract in order to set the exchange rate at
      PAGE 8
which the transaction will be made. The Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.



        Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as Dreyfus anticipates. There is no assurance that Dreyfus' use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.



        RISKS OF DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques;
(4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.



        Dreyfus may use Derivative Instruments for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.



        Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.



        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Trustees determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


CERTAIN PORTFOLIO SECURITIES


        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign secu-
      PAGE 9
rities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.


        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers.
Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by Dreyfus pursuant to guidelines established by the Board of Trustees. The Board or Dreyfus will consider the availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule
144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for above average capital growth and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to
      PAGE 10
them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
                           MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.



        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.



        The Fund is managed by Michael Schonberg. Mr. Schonberg has managed the Fund since February 1, 1996 and has been employed by Dreyfus since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing Director and Chief Investment Officer for UBS Asset Management (N.Y.), Inc.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total
      PAGE 11
assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including approximately $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries including Dreyfus, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.



        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.15% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for a portion of the non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1995, the Fund paid Dreyfus 1.15% (annualized) of its average daily net assets in investment management fees, less fees and expenses of non-interested Trustees (including counsel fees).



        For the fiscal year ended December 31, 1995, total operating expenses (excluding Rule 12b-1 fees of each Class of the Fund were 1.18% and 1.15% (annualized) of the average daily net assets of Investor shares and Class R shares, respectively.


        In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares
Only)."


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Fund's Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.


DISTRIBUTOR -- The Fund's Distributor is Premier Mutual Fund Services, Inc.. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.



        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND
SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier
      PAGE 12
Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.


                           HOW TO BUY FUND SHARES


        GENERAL--Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor.



        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a certain qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


        Investor shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


        You may purchase Fund shares by check or wire, or, through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box
9387, Providence, Rhode
     PAGE 13
Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."



        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:


        DDA# 044261 Dreyfus Special Growth Fund/Investor shares;
        DDA# 043710 Dreyfus Special Growth Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS:


        "4100" Dreyfus Special Growth Fund/Investor shares;
        "4490" Dreyfus Special Growth Fund/Class R shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
      PAGE 14
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for Investor and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:


        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Transfer Agent in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege, which are effective one business day after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.


        The public offering price of Investor and Class R shares, both of which are offered on a continuous basis, is the NAV per share of that Class.


        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-221-4060 or, if calling from overseas, 1-401-455-3306.
                              SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES


        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are
      PAGE 15
imposed on its use. Shareholders are limited to six exchanges out of the Fund during the calendar year. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.



        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The telephone exchange privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by you.


        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load or, (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on
      PAGE 16
the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.



DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark


        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dreyfus Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
      PAGE 17
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM


        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 on either a monthly or quarterly basis) if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
      PAGE 18
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                            HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.


        PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a
      PAGE 19
telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a telephone redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.


        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."


        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.



        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and
      PAGE 20
mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


                                DISTRIBUTION PLAN
                              (INVESTOR SHARES ONLY)


        Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.


        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
      PAGE 21
                     DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


        The Fund declares and pays dividends from its net investment income, if any, annually and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, or to receive dividends in cash and reinvest other distributions in additional fund shares to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."



        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.



        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gains (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.



        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net realized, long-term capital gains, if any, paid during the year.


        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain
      PAGE 22
governmental or church plans) for any taxable year following the year in whichthe participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible Retirement Plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.


        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION


        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.


        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the peri-
      PAGE 23
od. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.


        The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, S&P 500, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.


                               GENERAL INFORMATION
        The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as a management investment company. The Fund's shares are classified into two Classes_Investor shares and Class R shares. The Company's Agreement and Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund").
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
      PAGE 24
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
      PAGE 25
[This Page Intentionally Left Blank]
      PAGE 26
[This Page Intentionally Left Blank]
      PAGE 27
DREYFUS
SPECIAL GROWTH
FUND
PROSPECTUS
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                       322/722050196

Registration Mark

-----------------------------------------------------------------------


PROSPECTUS                                                        MAY 1, 1996
                        DREYFUS CORE VALUE FUND


-----------------------------------------------------------------------


        DREYFUS CORE VALUE FUND (THE "FUND"), FORMERLY CALLED THE "LAUREL CAPITAL APPRECIATION FUND," IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS TRUST, AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE, PRIMARILY THROUGH EQUITY INVESTMENTS, SUCH AS COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCK.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INSTITUTIONAL SHARES. SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INSTITUTIONAL
SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING
FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK, N.A. ("MELLON BANK") OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.


-----------------------------------------------------------------------
                        Table of Contents


                                                                        Page
        Expense Summary.......................................             3
        Financial Highlights..................................             4
        Description of the Fund...............................             7
        Management of the Fund................................            11
        How to Buy Fund Shares................................            12
        Shareholder Services..................................            14
        How to Redeem Fund Shares.............................            17
        Distribution Plan.....................................            20
        Dividends, Other Distributions and Taxes..............            20
        Performance Information...............................            21
        General Information...................................            22


-----------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------
        [This Page Intentionally Left Blank]
      PAGE 2


                             EXPENSE SUMMARY
Shareholder Transaction Expenses:                               Investor Shares     Class R Shares     Institutional Shares
                                                               -----------------   ----------------    ------------------
  Maximum Sales Load Imposed on Purchases........                     none             none                none
  Maximum Sales Load Imposed on Reinvestments....                     none             none                none
  Deferred Sales Load............................                     none             none                none
  Redemption Fee.................................                     none             none                none
  Exchange Fee...................................                     none             none                none
Estimated Annual Fund Operating Expenses:
(as a percentage of net assets)
  Management Fee.................................                     .90%             .90%               0.88%
  12b-1 Fee1.....................................                     .25%             none               0.15%
  Other Expenses.................................                    0.00%            0.00%               0.00%
                                                                     _____            _____               ______
    Total Fund Operating Expenses................                    1.15%             .90%               1.03%
 Example:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                time period:                               Investor Shares             Class R Shares        Institutional Shares
                                                            -----------------          --------------       ---------------------

                                                1 Year           $ 12                     $  9                   $ 11
                                                3 Years          $ 36                     $ 28                   $ 33
                                                5 Years          $ 62                     $ 49                   $ 57
                                                10 Years         $137                     $108                   $126




-------------


1 See "Distribution Plan" for a description of the Fund's Distribution Plan for the Institutional Class and Investor Class.


---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Institutional shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursements that may be in effect. Certain Agents (as described below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans."



        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Institutional shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement (the "Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with its account.


        Institutional shares are offered to holders of shares of a predecessor class of the Fund as of April 4, 1994. The Fund also offers Investor shares and Class R shares. Investor shares are primarily sold to retail investors by the Distributor and by Agents that have entered into a Selling Agreement with the Distributor. Class R shares are sold primarily to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution. Investor shares and Class R shares are offered pursuant to a separate Prospectus.
       PAGE 3
                         FINANCIAL HIGHLIGHTS


The tables below are based upon a single Institutional share or Investor share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1995 have been audited by ______________, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is included in the Fund's Annual Report, which may be obtained without charge by writing to the address, or calling the number set forth on the cover page of this Prospectus.



DREYFUS CORE VALUE FUND
FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                     YEAR             YEAR              PERIOD
                                                                     ENDED            ENDED             ENDED
                                                                    12/31/95          12/31/94##        12/31/93+++
Net asset value, beginning of period                                $24.56            $27.80            $25.96
                                                                    -------           -------           -------
Income from investment operations:
        Net investment income#                                        0.47              0.47               0.32
        Net realized and unrealized gain/loss on investments          8.20             (0.31)             3.38
                                                                                      -------           --------------
        Total from investment operations                              8.67              0.16              3.70
                                                                    -------           -------           -------
Less distributions:
        Distributions from net investment income                     (0.48)            (0.43)            (0.33)
        Distributions from net realized gains on investments         (2.63)            (2.97)            (1.53)
                                                                    -------           -------           -------
        Total distributions                                          (3.11)            (3.40)            (1.86)
                                                                    -------           -------           -------
Net asset value, end of period                                      $30.12            $24.56            $27.80
                                                                    ======            =======           =======
Total return +                                                       35.60%             0.49%            14.38%
                                                                    ======            =======           =======
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's)                        $75,607           $59,435          $79,656
        Ratio of operating expenses to average net assets+++          1.03%             1.02%             1.04%**
        Ratio of net investment income to average net assets          1.53%             1.57%             1.24%**
Portfolio turnover rate                                              54.42%               73%               75%


----------
*      The Fund commenced selling Institutional shares on February 1, 1993.
**    Annualized.
 +      Total return represents aggregate total return for the period indicated.
 ++     Without the voluntary reimbursement of expenses by the investment adviser and/or investment manager, the annualized ratio of expenses to average net assets for the year ended December 31, 1994 and for the period ended December 31, 1993 would have been  1.03% and 1.04%, respectively.
 +++    Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this year because the use of the undistributed method did not accord with results of operations.
#      Net investment income per share before the voluntary reimbursement of expenses by the investment adviser, for the year ended December 31, 1994 and for the period ended December 31, 1993 would have been $0.46 and $0.31, respectively.
##    Prior to April 4, 1994, the Boston Company Advisors, Inc. served as the
Fund's investment adviser. From April 4, 1994 through October 16, 1994,
Mellon Bank, N.A. served as the Fund's investment manager. Effective October
17, 1994, Dreyfus serves as the Fund's investment manager.

         PAGE 4


DREYFUS CORE VALUE FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.(1)
                           YEAR     YEAR         YEAR       YEAR       YEAR    YEAR        YEAR      YEAR        YEAR        YEAR
                          ENDED     ENDED        ENDED      ENDED      ENDED   ENDED       ENDED    ENDED        ENDED      ENDED
                        12/31/95  12/31/94*   12/31/93##  12/13/921   2/31/91  12/31/90#  12/31/89  12/31/88   12/31/87  12/31/86
                        _________  ________   __________  _________   _______  ________   _______  _________   ________  ________
Net asset value,
    beginning of period. $24.56    $27.80      $25.46       $27.40     $23.20   $27.49    $28.65    $26.07     $32.40     $32.11
                        _______    ______      _______      ______     _______   _____    ______    ______     ______     ______
INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income# 0.41     0.42          0.31        0.36       0.39     0.55      0.87      0.54      0.76        0.90
    Net realized and unrealized gain/
    (loss )on investments. 8.24    (0.29)         3.86        0.70       4.88    (4.23)     6.12      4.51     (0.41)       5.69
                         ______   _______         ______      _____     ______    _____    _____     _____    _______      _____-
     Total from investment
     operations           8.65     (0.13)         4.17        1.06       5.27    (3.68)     6.99      5.05      0.35        6.59
                        -------   ________      ________     ______     ______   ______     _____     ______   ______       _____
LESS DISTRIBUTIONS:
    Distributions from
    net investment income (0.45)   (0.40)       (0.30)       (0.36)      (0.50)  (0.55)  (0.55)    (0.59)      (1.32)      (0.50)
    Distributions from net realized
    gains on investments. (2.63)   (2.97)       (1.53)       (2.64)      (0.57)  (0.06)  (7.60)    (1.88)      (5.36)      (5.80)
                    ________     _______      ________     _______      ______    _______  _______   _______   ________    ______
    Total distributions. 3.08    (3.37)       (1.83)       (3.00)       (1.07)     (0.61)   (8.15)   (2.47)    (6.68)      (6.30)
                        _____    ______       _______       ______      _______    ______  _______  _______    ______     _______
Net asset value, end of
period                 $30.13    $27.56        $27.80      $25.46       $27.40     $23.20   $27.49    $28.65   $26.07      $32.40
                      =======    =======      =======      =======      =======    ======   =======   ======   ======      ======
TOTAL RETURN+.......  35.56%     (0.38)%        16.51%       4.03%       22.87%   (13.44)%   24.96%    19.54%   0.27%      22.48%
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
    Net assets,end of period
    (in 000's)       $401,674    $317,868    $349,813     $433,286     $508,971  $474,998  $640,116  $542,510  $431,630  $452,863
    Ratios of operating expenses
    to average net assets.1.13%    1.11%       1.15%      1.22%         1.20%      1.26%    1.23%      1.31%     0.95%      0.95%
    Ratios of net
    investment income
    to average net assets++.1.43%  1.47% ++    1.13%      1,.33%        1.61%      1.96%    2.75%     2.14%      2.16%      2.65%
Portfolio turnover rate+++ 54.42%  73%         75%        66%          157%       180%     111%       24%       46%         37%


   (1)    On February 1, 1993, the Fund began offering the Institutional Class
Shares. Shares outstanding prior to February 1, 1993 were designated as Retail
Class shares. Effective April 4, 1994 the Retail Shares were reclassified as
Investor Shares. The amounts shown for the period ended December 31, 1994, were calculated using the performance of a Retail Share outstanding from
January 1, 1994, to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994, to June 30,1994. The Financial Highlights for
the year ended December 31, 1993, and prior periods are based upon a Retail
Share outstanding.
    +    Total return represents aggregate total return for the periods indicated.
 ++      Without the voluntary reimbursement of expenses and/or reimbursement of fees by the investment adviser and/or investment manager, the annualized ratio of operating expenses to average net assets for the years ended
December 31, 1994 and 1993 would have been 1.12% and 1.16%, respectively.
 +++     In accordance with the SEC's July 1985 rules amendment, the rates for
1986 and later periods include U.S. Government long-term securities which were excluded from the calculations in prior years.
     #    Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or investment manager, net investment income for the years ended December 31, 1994 and 1993 would have been $0.42 and $0.31, respectively.
   ##     Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data since use of the undistributed method does not accord with the results of operations.
      *  Prior to April 4, 1994, the Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994,
Mellon Bank, N.A., served as the Fund's investment manager. Effective October
17, 1994, Dreyfus serves as the Fund's investment manager.

      PAGE 5


DREYFUS CORE VALUE FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                                YEAR                PERIOD

                                                                                ENDED                ENDED
                                                                               12/31/95             12/31/94##
                                                                              ________            ________
Net asset value, beginning of period                                           $24.56              $28.45
                                                                              ________            _______
Income from investment operations:
        Net investment income#                                                   0.62                 0.29
        Net realized and unrealized loss on investments                          8.16                (0.83)
                                                                              ________              _______
Total from investment operations                                                 8.78                (0.54)
                                                                              ________              _______
Less distributions:
Distributions from net investment income                                        (0.53)               (0.38)
Distributions from net realized gains on investments                            (2.63)               (2.97)
                                                                              _________              ________
Total Distributions:                                                            (3.16)               (3.35)
                                                                              _________              ________
Net asset value, end of period                                                 $30.18               $24.56
                                                                              ========              ========
Total return+                                                                   36.05%               (2.31)%
                                                                              =========               ==========
Ratios to average net assets / supplemental data:
        Net Assets, end of period (in 000's)                                    $185                   $1,070
        Ratio of operating expenses to average net assets++                      0.88%                   0.86%**
        Ratio of net investment income to average net assets                     1.93%                   1.72%**
Portfolio turnover rate                                                         54.42%                     73%


______________________________________________________________________________
    * On August 4, 1994, the Fund commenced selling Trust shares. Effective
October 17, 1994 the Trust shares were reclassified as Class R shares.
   ** Annualized.
   +  Total return represents aggregate total return for the period indicated.
   ++ Without voluntary reimbursement of expenses and/or waiver fees by the investment manager, the ratio of expenses to average net assets for the year ended December 31, 1994 would have been 0.88%.
    # Net  investment income before the voluntary waiver of fees by the investment adviser for the year ended December 31, 1994 would have been $0.29.
    ##From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994 Dreyfus serves as the Fund's investment manager.

      PAGE 6
                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and stocks convertible into common stocks.
MANAGEMENT POLICIES
        Securities are selected for the Fund based on a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Major emphasis is placed on industries and issuers that are considered by Dreyfus to have particular possibilities for long-term growth. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of operating policy, the Fund will not invest more than 25% of its total assets in any one industry.
        Up to 20% of the Fund's total net assets may be invested in foreign securities. Such investments will be made principally in foreign equity securities. The Fund may invest up to 5% of its total net assets in fixed-income securities of companies that are close to entering, or already in, reorganization proceedings. These obligations will likely be rated below the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"). See "Other Investment Policies." In addition, the Fund may write covered put and call options on its portfolio securities, and purchase and write put and call options on stock indexes to hedge its portfolio. The Fund may also lend its portfolio securities. These techniques are discussed in more detail below under "Other Investment Policies."
        The Fund may reduce the proportion of its investments in equity securities and temporarily invest its assets in fixed-income securities and in U.S. Government Securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments, when, in the opinion of Dreyfus, a defensive posture is warranted. To this extent, the Fund may not achieve its investment objective. INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


        MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Trustees determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Company's Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


        COVERED OPTION WRITING. From time to time, the Fund may write covered put and call options on portfolio securities and may purchase put and call options on securities. The Fund could realize fees
      Pge 7
(referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security while the option is out-standing. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period.
        Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option.
Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.
        Whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high-grade debt obligations having a value at least equal to the exercise price of the underlying securities or
(b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).
        The Fund may engage in a closing purchase transaction to realize a profit or limit a loss, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will ordinarily write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.
CERTAIN PORTFOLIO SECURITIES
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers, and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
      PAGE 8
        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that are readily marketable are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors (such as the Fund) that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees. The Board will consider availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A Securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low rated" securities) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Further information regarding security ratings is contained in the SAI.
        STOCK INDEX OPTIONS. The Fund may purchase and write exchange-listed put and call options on stock indexes to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. (Examples of well-known stock indexes are the Standard & Poor's 500 Composite Stock Price Index and the New York Stock Exchange Composite Index.) Options on stock indexes are similar to options on securities. However, because options on stock indexes do not involve the delivery of an
      PAGE 9
underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.
        The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio being hedged correlate with price movements in the stock index selected.
        REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements transactions in pursuit of its investment objective. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit on illiquid securities stated above.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and not for short-term trading profits, in the past the portfolio turnover rate of the Fund has exceeded 100% and may exceed 100% in the future. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. In past years the Fund's rate of portfolio turnover exceeded that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains which, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, security transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 33 1/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 33 1/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
      PAGE 10
        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.
                            MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


        The Fund is managed by a committee of portfolio managers of Dreyfus and no person is primarily responsible for making recommendations to the committee. This committee, which also comprises the Equity Policy Group of The Boston Company Asset Management, Inc. ("TBCAM"), is responsible for the management of over $6 billion in pension and institutional equity assets. TBCAM is an indirect wholly-owned subsidiary of Mellon Bank Corporation.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $76 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.



        Under the Investment Management Agreement, the Fund is contractually obligated to pay a fee computed daily, and paid monthly, at the annual rate of .90% of the Fund's average daily net assets less certain expenses described below. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for a portion of the non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1995, the Fund
      PAGE 11
paid Dreyfus 0.88% of its average daily net assets to Dreyfus in investment management fees (net of fees waived), less fees and expenses of the non-interested Trustees (including counsel fees). For the fiscal year ended December 31, 1993 the Fund paid its investment adviser, Boston Advisors,
(an indirect wholly-owned subsidiary of Mellon Bank Corporation) 0.75% in investment advisory fees under the Fund's previous investment advisory contract (such contract only covered the provision of investment advisory and certain specified administrative services).



        For the fiscal year ended December 31, 1995, total operating expenses (excluding Rule 12b-1 fees) (net of fees waived) of the Fund were 0.88% (annualized) of the average daily net assets of the Investor Class, the Institutional Class and Class R, respectively. For more information concerning Investor or Class R shares, see the current prospectus for Investor or Class R shares.



       In addition, Institutional and Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan."



        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.



        Dreyfus may pay the Fund's Distributor for shareholder services from Dreyfus' and shareholder servicing own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents in respect of these services.


        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.



        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR--Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.


                             HOW TO BUY FUND SHARES
        GENERAL--Institutional shares are offered to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund on April 4, 1994. In addition to Institutional shares, the Fund also offers Investor and Class R shares through a separate prospectus. Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor. Investor and Class R shares are not subject to a sales charge or purchases or redemptions. Investor shares are subject to a Rule 12b-1 fee at an annual rate of up to .25 of 1% of the Fund's average net assets attributable to Investor shares. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment
      PAGE 12
account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. For more information concerning Investor or Class R shares, see the current prospectus for Investor and Class R shares.
        Stock certificates are issued only upon your written request. The
Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500.
        Shares may be purchased or redeemed by telephone the Dreyfus TELE-TRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587, together with your Account Application indicating which Class of shares is being purchased. For subsequent invest-ments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. To purchase Institutional shares in your name, immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA# 044121.


        The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit andTrust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4020".


        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at
      PAGE 13
any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for the Institutional shares of the Fund is computed by adding with respect to that class of shares the value of all the class' investments, cash, and other assets, deducting liabilities and dividing the result by number of shares of that class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:


        The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.


        NAV is determined at the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open (a "business day"). Investments and requests to exchange or redeem shares received by the Transfer Agent before the close of regular trading on the NYSE (usually 4 p.m., Eastern time) are effective on, and will receive the price determined, that day. Investment, exchange or redemption requests received after close of business are effective on, and receive the first share price determined on, the next business day.


        The public offering price of Institutional shares is the NAV of that class.



        The public offering price of Investor shares and Class R shares is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Trans-fer Agent. The proceeds will be transferred between the bank account desig-nated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Institutional shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.


                               SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for Institutional shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to
      PAGE 14
use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. Shareholders are limited to six exchanges out of the Fund during the calendar year.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by you.


        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Institutional shares into funds sold with a sales load. If you are exchanging Institutional shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load or, (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional shares of the Fund, in shares other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Institutional shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O.
      PAGE 15
Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the share-holder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
6587, Providence, Rhode Island 02940-6587, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Institutional shares of the Fund in shares of another fund in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer
      PAGE 16
Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 on either a monthly or quarterly basis) if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                         HOW TO REDEEM FUND SHARES
        GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.
      PAGE 17
 HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELE-TRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE
AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
        PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.


        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587, or if for the Dreyfus retirement plan accounts to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents
      PAGE 18
Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."


        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at anytime by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.



        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at anytime by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELE-TRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


      PAGE 19
                               DISTRIBUTION PLAN


        Institutional and Investor shares are subject to a Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Institutional and Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.15% of its average daily net assets attributable to Institutional shares and 0.25% of its average daily net assets attributable to Investor shares, to compensate the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Institutional and Investor shares of the Fund, Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities. The Plans allow the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Institutional or Investor shares of the Fund.


        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plans.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                      DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays dividends from its net investment income, if any, four times yearly and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash or to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Institutional and Class R shares because of the higher expenses borne by the Investor shares. Institutional shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Institutional shares. See "Expense Summary."


        It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.



        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Divided Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund
      PAGE 20
shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.



        Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net realized, long-term capital gains, if any, paid during the year.


        Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the retirement plans. The Fund will not report to the IRS dividends paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a retirement plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a retirement plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax.


        With respect to individual investors and certain non-qualified retirement plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund dur-
      PAGE 21
ing the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of the Institutional shares and the performance of the Institutional shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.


        The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Standard and Poor's 500 Composite Stock Price Index, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                               GENERAL INFORMATION
        The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The
      PAGE 22
Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as a managed investment company. The Fund is a portfolio of the Company. The Fund's shares are classified into three Classes_ Institutional shares, Investor shares and Class R. The Company's Agreement and Declaration of Trust permits the Board of Trustees to create an
unlimited number of   investment portfolios (each a "fund").
        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single Class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate Class. Only holders of Institutional or Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        At March 31, 1995, Mellon Bank, Dreyfus' parent, owned of record through its direct and indirect subsidiaries more than 25% of the Fund's outstanding voting shares, and is deemed, under the 1940 Act, to be a controlling shareholder.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
      PAGE 23
DREYFUS
CORE VALUE
FUND --
Institutional Shares
PROSPECTUS
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                          392p050196
Registration Mark

--------------------------------------------------------------------------


PREMIER LIMITED TERM
GOVERNMENT SECURITIES FUND
(LION LOGO)
            PROSPECTUS                                      MAY 1, 1996


--------------------------------------------------------------------------


                Premier Limited Term Government Securities Fund (the "Fund"), formerly called the "Laurel Intermediate Term Government Securities Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust, an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks high current income consistent with the preservation of capital by investing primarily in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


                By this Prospectus, the Fund is offering four Classes of shares -- Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.


                The Statement of Additional Information ("SAI") dated May 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.


                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.


--------------------------------------------------------------------------
                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------
        (CONTINUED FROM PAGE 1)


                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a maximum 3.0% contingent deferred sales charge imposed on redemptions made within five years of purchase. Class C shares are subject to a .75% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust Shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.



                Each class of shares may be purchased or redeemed by telephone using the TELETRANSFER Privilege.


TABLE OF CONTENTS
                                                     PAGE


EXPENSE SUMMARY..........................              4
ALTERNATIVE PURCHASE METHODS.............              6
DESCRIPTION OF THE FUND..................              7
MANAGEMENT OF THE FUND...................             13
HOW TO BUY FUND SHARES...................             15
SHAREHOLDER SERVICES.....................             21
HOW TO REDEEM FUND SHARES................             25
DISTRIBUTION AND SERVICE PLANS...........             30
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES...           31
PERFORMANCE INFORMATION....................           33
GENERAL INFORMATION........................           34


          Page 2


EXPENSE SUMMARY
EXPENSE SUMMARY
                                                                    CLASS  A       CLASS B       CLASS C     CLASS R
SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price)....                  3.00%           none           none        none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)....      none*          3.00%          0.75%        none
ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fee..........................                   0.60%         0.60%            0.60%       0.60%
         12b-1 Fee(1)............................                   0.25%         0.75%            0.75%      none
         Other Expenses .........................                   0.00%         0.00%            0.00%      0.00%
                                                                  -------       -------          -------    -------
         Total Fund Operating Expenses...........                   0.85%         1.35%            1.35%      0.60%
EXAMPLE
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption at the end of each time period:
         1 YEAR                                                       $38        $44/$14(2)       $21/$14(2)   $6
         3 YEARS                                                      $56        $63/$43(2)       $43          $19
         5 YEARS                                                      $76        $84/$74(2)       $74          $33
         10 YEARS                                                     $132       $162**           $162          $75
---------------
* A contingent deferred sales charge may be imposed on the redemption of Class
A shares that are purchased without an initial
sales charge. See "How to Buy Fund Shares -- Class A shares."
** Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
1 See "Distribution Plans (Class A Plan and Class B and Class C Plans)" for a
description of the Fund's Distribution Plans and Service Plan for Class A, B
and C shares.
2  Assuming no redemption of shares.


--------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------


          The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities brokers and dealers ("Selected Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plans)."



          The Company understands that Agents may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.


        Page 3
FINANCIAL HIGHLIGHTS


                The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1995, which is incorporated by reference into the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1995 have been audited by ______, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of the Fund's performance is included in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAROR PERIOD.*
                          YEAR     YEAR       YEAR      YEAR       YEAR      YEAR       YEAR      YEAR       YEAR       PERIOD
                         ENDED     ENDED       ENDED     ENDED     ENDED     ENDED      ENDED     ENDED      ENDED       ENDED
                        12/31/95   12/31/94##  12/31/93  12/31/92  12/31/91  12/31/90   12/31/89  12/31/88   12/31/87   12/31/86
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of year       $11.89    $13.14       $12.76   $12.81     $11.99     $11.97    $11.66    $11.75    $12.63      $12.50
                         -------   ------       ------   ------     -----      ------    ------    ------    ------      ------
Income from investment
 operations:
Net investment income #    0.74      0.68         0.75     0.72        0.74      0.81        .90      0.81     0.99        0.88
Net realized and unrealized
 gain/(loss)
 on investments           1.00      (1.23)        0.40    (0.05)       0.82       0.02       0.33    (0.09)   (0.88)       0.13
                         -------   ------       ------   ------     -----      ------    ------    ------    ------      ------
Total from investment
 operations               1.74      (0.55)        1.15    0.67         1.56       0.83       1.23      0.72    0.11        1.01
Less Distributions:
Dividends from net
 investment income       (0.75)      (0.70)      (0.74)   (0.72)       (0.74)    (0.81)     (0.91)    (0.81)  (0.99)      (0.88)
Distributions in excess of net
 investment income          -_        -_          (0.03)     -_           -_        -_        -_        -_      -_         -_
Distributions from
 net realized gains         -_        -_          (0.00)**   -_           -_         -_       -_        -_      -_         -_
Distributions in excess of net
 realized gains             -_        -_            -_       -_            -_        -_      (0.01)      -_      -_          -_
                         -------   ------       ------   ------         -----      ------    ------    ------    ------    ------
Total Distributions      (0.75)      (0.70)       (0.77)  (0.72)         (0.74)    (0.81)     (0.92)   (0.81)  (0.99)      (0.88)
                         -------   ------       ------   ------         -----      ------    ------    ------    ------    ------
Net Asset Value,
 end of year             $12.80     $11.89       $13.14   $12.76         $12.81    $11.99    $11.97    $11.66  $11.75      $12.63
                         -------   ------       ------   ------         -----      ------    ------    ------    ------    ------
Total Return +           14.98%      (4.24)%       9.10%   5.47%          13.51%     7.29%    10.89%     6.25%   1.01%       8.39%
                         =======    ======       ======   ======         =======   ======    ======    ======  ======      ======
Ratios/Supplemental data:
Net assets,
 end of year (in 000's)  $15,055    $17,685      $8,776   $22,914       $15,797    $15,526   $13,841   $13,759 $13,618    $15,434
Ratio of expenses to average
  net assets +++            .85%       1.02%       1.40%     1.67%         1.91%      1.92%     1.85%     1.63%   1.04%   0.65%++
Ratio of net income to average
 net assets                 5.98%      5.59%        5.56%    5.70%         6.09%      6.87%      7.61%     6.91%  8.20%   8.21%++
Portfolio turnover rate   171.63%       165%          74%      30%           50%       300%       321%       65%   122%       85%


----------------------
*    The Fund commenced operations on March 3, 1986. On February 1, 1993 existing shares of the Fund were designated the Retail
Class and the Fund began offering the Institutional Class of shares.
Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor Shares and the
Fund began offering Trust Shares. On October 17, 1994 Investor shares were redesignated Class A shares and Trust Shares were redesignated Class R shares. The amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail Share outstanding from January
1, 1994 to April 3, 1994, and the performance of an Investor (now Class A)
Share outstanding from April 4, 1994 to December 31, 1994. The Financial
Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Share outstanding.
**  Amount represents less than $0.01 per share.
 +      Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
 ++   Annualized.
 +++  Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser, the transfer agent and
distributor, the ratio of expenses to average net assets for the years ended
December 31, 1994, 1993 and 1987 and for the period ending December 31, 1986 would have been 1.09%, 1.74%, 1.57% and 1.30%, respectively.
#      Net investment income before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser,
transfer agent, and distributor, for the years ended December 31, 1994, 1993 and 1987, and for the period ended December 31, 1986 would have been $0.67,
$0.70, $0.93, and $0.81, respectively.
##      Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994,
Mellon Bank served as the Fund's investment manager. Effective October 17,
1994, Dreyfus began serving as the Fund's investment manager.

    Page 4, 5


PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                                CLASS B SHARES
                                                                             -------------------
                                                                                   YEAR ENDED
                                                                                 DECEMBER 31,
                                                                                    1995(1)
                                                                             ------------------
PER SHARE DATA
    Net asset value, beginning of year                                            $11.89
                                                                                 --------
    INVESTMENT OPERATIONS:
    Investment income-net.............                                               .68
    Net realized and unrealized gain on investments                                  .99
                                                                                 --------
    TOTAL FROM INVESTMENT OPERATIONS..                                               1.67
                                                                                 --------
    DISTRIBUTIONS;
    Dividends from investment income-net                                            (.68)
                                                                                 --------
    Net asset value, end of year......                                            $12.88
                                                                                 =========
TOTAL INVESTMENT RETURN(2)............                                             14.40%
RATIOS/SUPPLEMENTAL DATA:
    Ratios of expenses to average net assets                                        1.35%
    Ratios of net investment income to average net assets                           5.17%
    Portfolio Turnover Rate...........                                            171.63%
    Net assets, end of year (000's omitted)                                         $274
--------------------
(1) On December 19, 1994 the Fund commenced offering Class B shares.
(2) Exclusive of sales load.


       Page 6



PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                                CLASS C SHARES
                                                                             ----------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                                   1995(1)
                                                                             ----------------
PER SHARE DATA
    Net asset value, beginning of year                                            $11.89
                                                                                 --------
    INVESTMENT OPERATIONS:
    Investment income-net.............                                               .68
    Net realized and unrealized gain on investments                                 1.00
                                                                                 --------
    TOTAL FROM INVESTMENT OPERATIONS..                                            1.68
                                                                                 --------
    DISTRIBUTIONS;
    Dividends from investment income-net                                          (.68)
                                                                                 --------
    Net asset value, end of year......                                          $12.89
                                                                                ==========
TOTAL INVESTMENT RETURN(2)............                                           14.48%
RATIOS/SUPPLEMENTAL DATA:
    Ratios of expenses to average net assets                                      1.35%
    Ratios of net investment income to average net assets                        4.83%
    Portfolio Turnover Rate...........                                         171.63%
    Net assets, end of year (000's omitted)                                      --
(1) On December 19, 1994 the Fund commenced offering Class C shares.
(2) Exclusive of sales load.


       Page 7




PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                              CLASS R SHARES
                                                                             ----------------
                                                                                 YEAR ENDED
                                                                               DECEMBER 31,
                                                                                  1995(1)
                                                                             ---------------
PER SHARE DATA
    Net asset value, beginning of year                                           $11.89
                                                                                 --------
    INVESTMENT OPERATIONS:
    Investment income-net.............                                              .77
    Net realized and unrealized gain on investments                                1.01
                                                                                 --------
    TOTAL FROM INVESTMENT OPERATIONS..                                             1.78
                                                                                 --------
    DISTRIBUTIONS;
    Dividends from investment income-net                                           (.78)
                                                                                 --------
    Net asset value, end of year......                                            $12.89
                                                                                 =======
TOTAL INVESTMENT RETURN(2)............                                             15.34%
RATIOS/SUPPLEMENTAL DATA:
    Ratios of expenses to average net assets                                         .64%
    Ratios of net investment income to average net assets                           6.20%
    Portfolio Turnover Rate...........                                            171.63%
    Net assets, end of year (000's omitted)                                         $183
(1) On April 8, 1994 the Fund commenced offering Class R shares.
(2) Exclusive of sales load.


       Page 8
ALTERNATIVE PURCHASE METHODS
                The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 3.0% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares_Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan_Class A shares."


                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within five years of purchase. See "How to Buy Fund Shares _ Class B shares" and "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Distribution and Service Plans _ Class B and C." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of the Fund acquired through exchange of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. (Such conversion is subject to suspension by the Board of Trustees if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.



                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a .75% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares _ Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.50 of 1% of the value of the average daily net assets of Class C. In addition,Class C shares are also subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans - Class B and C plans." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.



                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are primarily sold to retail investors by Agents that have entered into Agreements with the Distributor.



                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and
         Page 9
    CDSC, ifany, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $100,000 in Fund shares.


DESCRIPTION OF THE FUND

        INVESTMENT OBJECTIVE


                The Fund is a diversified fund that seeks high current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in debt obligations of varying maturities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


        MANAGEMENT POLICIES
                Under normal circumstances, the Fund will invest at least 65% of its total assets in U.S. Government Securities with remaining maturities of between three and eight years after purchase. U.S. Government Securities in which the Fund invests include obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States.
    In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration and Maritime Administration.
    The Fund will also invest in U.S. Government Securities that do not carry the full faith and credit guarantee, such as mortgage-backed securities issued or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). The
    Fund will invest in securities of an instrumentality to which the U.S. Government is not obligated by law to provide support only if the Fund's investment manager, Dreyfus, determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
                The Fund may invest up to 35% of its total assets in mortgage-backed securities issued by GNMA, FHLMC and FNMA. These mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayment of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.
                To the extent that the Fund purchases mortgage-related securities at a premium, mort-
       Page 10
    gage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.
                While the Fund intends to invest primarily in U.S. Government Securities with remaining maturities of between three and eight years, the Fund may also invest in U.S. Government Securities of all maturities: short (12 months or less), intermediate (one to ten years), or long (more than ten years), and will maintain an average weighted maturity of between three and ten years. Under normal market conditions, the longer the average maturity of the Fund's holdings the greater its price volatility. As noted above, given the monthly prepayments of principal and interest on mortgage-backed certificates, these securities may be considered to have a shorter effective maturity. The effective maturity of the Fund's portfolio will vary, depending on the principal prepayments of the mortgage-backed certificates. The Fund may invest up to 100% of its assets in short-term U.S. Government Securities, including repurchase agreements involving U.S. Government Securities, as Dreyfus believes is advisable for temporary defensive purposes.
                From time to time, the Fund may write covered put and call options on its portfolio securities and may enter into futures contracts and related options. The Fund may also purchase U.S. Government
    Securities on a when-issued basis, may purchase or sell U.S. Government Securities for delayed delivery, or lend its portfolio securities. For further discussion of the risks associated with the types of securities in which the Fund invests, including covered option writing, futures and options on futures, illiquid securities, repurchase agreements and when-issued securities and delayed delivery transactions. See "Investment Techniques".
                Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.


                COVERED OPTION WRITING. From time to time, the Fund may write covered put and call options on portfolio securities and may purchase put and call options or securities. The Fund could realize fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security while the option is outstanding. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period.


                Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium
        Page 11
    received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the
     Fund's acquisition cost of the security less the premium received for writing the option.
                Whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high grade debt obligations having a value at least equal to the exercise price of the underlying securities or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).
                The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option or limit a loss, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund ordinarily will write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.
                FUTURES AND OPTIONS ON FUTURES. The Fund may enter into futures contracts as hedges when deemed advisable by Dreyfus. The Fund may purchase and sell interest rate futures contracts, and purchase and write related options, that are traded on a United States exchange or board of trade. These investments, if any, by the Fund will be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, on the one hand, and price movements in the securities which are the subject to the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Losses incurred by hedging transactions and the cost of these transactions will affect the Fund's performance. Successful use of futures contracts by the Fund is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates. The Fund may not purchase or sell futures contracts or purchase options on futures if, immediately thereafter, more than 331/3% of its net assets would be hedged. In addition, the Fund may not enter into futures and related options contracts for which aggregate initial margin deposits and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered.
        Page 12
                LENDING OF PORTFOLIO SECURITIES. From time to time, the Fund may led portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


                WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.


                MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least
    30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Trustees determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
        CERTAIN PORTFOLIO SECURITIES
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that are readily marketable are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors (such as the Fund) that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and rule 144A securities will be made by the Board of Trustees or Dreyfus. The Board will consider availability of reliable price information and other relevant information in making such
          Page 13
    determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
                COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by in effect stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be a "principal-only"
    (PO) security, the holder of which receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" (IO) security receives interest payments from the same underlying security. CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, is expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class, and the ability of a structure to provide the anticipated investment characteristics, may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
                Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The market for inverse floaters is relatively new.
                REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities - Illiquid Securities."
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advi-
          Page 14
    sory and other expenses that the Fund bears directly in connection with its own operations.


                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, in the past the portfolio turnover rate of the Fund has exceeded 100% and may exceed 100% in the future. A portfolio rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. In past years the Fund's rate of portfolio turnover exceeded that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, security transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.



                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund nay not (i) borrow money in an amount exceeding 33 1/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 33 1/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing ore than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.


                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
MANAGEMENT OF THE FUND


                INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment adviso-
         Page 15
     ry, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
                The Fund is managed by Almond G. Goduti, Jr., an officer of Mellon Bank and Vice President of The Boston Company Advisors, Inc. Mr. Goduti has been employed by Dreyfus as portfolio manager since October 17, 1994. Mr. Goduti also serves as a bond portfolio manager in the Fixed Income Management Division. In this position, he is responsible for research of the mortgage-backed securities market. He is a member of the Fixed Income Strategy Committee. Mr. Goduti holds a Bachelor of Science Degree in Finance and Computer Science from Boston College and is a Chartered Financial Analyst.
                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including approximately $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.
                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.60 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. Prior to October 17, 1994, the Fund was advised by Mellon Bank under the Investment Management Agreement. For the fiscal year ended December 31, 1995, the Fund paid Dreyfus 0.60% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).
                For the fiscal year ended December 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of each class of the Fund were 0.60% (annualized) of the average daily net assets of Class A, Class B,Class C and Class R, respectively.
                In addition, Class A, B and C shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and Class C Plans)."


                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
         Page 16
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
                DISTRIBUTOR -- Premier Mutual Fund Services, Inc. is the Fund's Distributor (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR--
                Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.


HOW TO BUY FUND SHARES


                GENERAL-- Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.


                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA page 17
    with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                Fund shares are offered without regard to the minimum initial investment requirements through the AUTOMATIC Asset Builder Program and the Government Direct Deposit Privilege. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an an investor against loss in a declining market.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Limited Term Government Securities Fund." Payments to open new accounts which are mailed should be sent to Premier Limited Term Government Securities Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Limited Term Government Securities Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
                        DDA #044393 Premier Limited Term Government
    Securities Fund/Class A shares;
                        DDA #044407 Premier Limited Term Government
    Securities Fund/Class B shares;
                        DDA #044415 Premier Limited Term Government
    Securities Fund/Class C shares;
                        DDA #044423 Premier Limited Term Government
    Securities Fund/Class R shares.
                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call
                1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
         Page 18
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS :
                        "4200" Premier Limited Term Government Securities Fund/Class A shares;
                        "4210" Premier Limited Term Government Securities Fund/Class B shares;
                        "4220" Premier Limited Term Government Securities Fund/Class C shares;
                        "4230" Premier Limited Term Government Securities Fund/Class R shares.
                The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis The valuation of assets for determining NAV for the Fund may be summarized as follows:



                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.


                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.
                NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Transfer Agent in proper form before such close of business are effective on, and will
        Page 19
     receive the price determined on, that day (except purchase orders made through the TELETRANSFER Privilege which are effective one business day after your call). Investment, exchange and redemption requests received after such close of business are generally effective on and receive the share price determined on the next business day.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before the close of its business day.


                CLASS A SHARES -- The public offering price of Class A shares is the NAV per share of that Class plus a sales load as shown below:

                                                    TOTAL SALES LOAD
                                                As a % of         As a % of         Dealers' Reallowance
                                              offering price     net asset value        as a % of
        AMOUNT OF TRANSACTION                   Per share          Per share          offering price
        ----------------------                 -----------        -----------      --------------------
        Less than $100,000........                  3.00             3.00               2.75
        $100,000 to less than $250,000.....         2.75             2.80               2.50
        $250,000 to less than $500,000.....         2.25             2.30               2.00
        $500,000 to less than $1,000,000...         2.00             2.00               1.75

                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase
    Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within two years after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares _ Contingent Deferred Sales Charge _ Class B" (other than the amount of the CDSC and its time periods) and "How to Redeem Fund Shares _ waiver of CDSC" are applicable to the Class
    A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.
                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase
    Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or cer-
         Page 20
    tain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
                Holders of Class A accounts of the Fund as of December 19, 1994, may continue to purchase Class A shares of the Fund at NAV.
    However, investments by such holders in other Funds advised by Dreyfus will be subject to the applicable front-end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.


                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
        CLASS B SHARES -- The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
        CLASS C SHARES -- The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Fund Shares."
        CLASS R SHARES--The public offering price for Class R shares is the NAV of that Class.
        RIGHT OF ACCUMULATION--CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you
         Page 21
    and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning
    1-800-645-6561 or, if calling from overseas, 516-794-5452.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


                To request an exchange, your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions
        Page 22
    by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or
    C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE
    MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Limited Term
         Page 23
    Government Securities Fund, P.O. Box 6587, Providence, Rhode
    Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
        AUTOMATIC ASSET BUILDER
                AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this privilege or change the amount of purchase at any time by mailing written notification to Premier Limited Term Government Securities Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or certain of the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these privileges by mailing written notification to
    Premier Limited Term Government Securities Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
       Page 24
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, is appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer
    Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon
    30 days' notice to you.
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
                Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing
    plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of
        Page 25
    13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
                GENERAL--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your
    Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
                CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares
        Page 26
     redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus
    (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
        Year Since                                   CDSC as a % of Amount
    Purchase Payment                                 Invested or Redemption
        Was Made                                             Proceeds
     --------------                                    -------------------
        First........................................          3.00
        Second.......................................          3.00
        Third........................................          2.00
        Fourth.......................................          2.00
        Fifth........................................          1.00
        Sixth................ .......................           .00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.



                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.


                CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES--A CDSC of .75% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge_Class B shares" above.
                WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares (and to certain Class A shares), will be waived in connection with
    (a) redemptions made within one
        Page 27
    year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
    (e) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Trustees determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.
                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
                PROCEDURES--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.


                REGULAR REDEMPTION-- Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Limited Term Government Securities Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more
         Page 28
      information with respect to signature-guarantees, please call 1-800-554-4611.


                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE -- You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this privilege.


                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


                REINVESTMENT PRIVILEGE--CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. The Reinvestment Privilege may be exercised only once.


DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND C PLANS)
                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this
       Page 29
    Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another.


                DISTRIBUTION PLAN--CLASS A SHARES--The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.


                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                DISTRIBUTION AND SERVICE PLANS--CLASS B AND C. Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


                The Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest them in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which the Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class.


         Page 30
    Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."
                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.


                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.



                Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net capital gains if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.


                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions
          Page 31
    from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible Retirement Plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.


                With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION


                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.


                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price in the case of Class A shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for
         Page 32
    Class A shares or without
    giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV (or maximum public offering price in the case of Class A shares) per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may advertise non-standardized performance information, such as total return, for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION
                The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Fund's shares are classified into four classes_Class A, Class B, Class C and Class R. The Company's Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund").
                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution and Service Plans relating to that Class.
                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding shares. In addition, the Board of Trustees will call a page 33
    meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                PLG/P050196
          Page 34

----------------------------------------------------------------------------


PREMIER MANAGED INCOME FUND
(LION LOGO)
                PROSPECTUS                                       MAY 1, 1996


----------------------------------------------------------------------------
                Premier Managed Income Fund, (the "Fund"), formerly called the "Laurel Managed Income Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust, an open-end management investment company
    (the "Company"), known as a mutual fund. The Fund seeks high current income consistent with what is believed to be prudent risk of capital.
    The Fund invests primarily in investment-grade
    corporate and U.S. Government obligations and in obligations having durations of 10 years or less.
                By this Prospectus, the Fund is offering four Classes of shares -- Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
                The Statement of Additional Information ("SAI") dated May 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 666.
                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
----------------------------------------------------------------------------
                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------
        (CONTINUED FROM PAGE 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a maximum 4.0% contingent deferred sales charge imposed on redemptions made within six years of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust Shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.
                Each Class of shares may be purchased or redeemed by
    telephone using the TELETRANSFER Privilege.
      Page 2
TABLE OF CONTENTS
                Expense Summary................................            4
                Financial Highlights...........................            5
                Alternative Purchase Methods...................            10
                Description of the Fund........................            11
                Management of the Fund.........................            18
                How to Buy Fund Shares.........................            20
                Shareholder Services...........................            25
                How to Redeem Fund Shares......................            29
                Distribution Plans (Class A Plan and Class B and C Plans)..33
            Dividends, Other Distributions and Taxes...........            34
                Performance Information........................            36
                General Information............................            37
         Page 3


EXPENSE SUMMARY
                                                                          CLASS  A       CLASS B      CLASS C      CLASS R
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         ......        (as a percentage of offering price)....            4.50%            none         none         none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...             none*            4.00%        1.00%        none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                         0.70%            0.70%        0.70%        0.70%
         12b-1 Fee1..............................                         0.25%            1.00%        1.00%        none
         Other Expenses..........................                         0.00%            0.00%        0.00%        0.00%
                                                                        -------          -------       -------     -------

         Total Fund Operating Expenses...........                        0.95%            1.70%         1.70%        0.70%
Example
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption
         at the end of each time period:
         1 YEAR                                                          $54           $57/172         $27/172         $7
         3 YEARS                                                         $74           $84/542         $54             $22
         5 YEARS                                                         $95           $112/922        $92             $39
         10 YEARS                                                        $156          $201**          $201            $87
* "A contingent deferred sales charge may be imposed on the redemption of
Class A shares that are purchased without an initial sales charge. See "How to Buy Fund Shares--Class A shares."
** Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
1 See "Distribution Plans (Class A Plan and Class B and Class C Plans)" for a
description of the Fund's Distribution Plans and Service Plan for Class A, B
and C shares.
2 Assuming  no redemption of shares.

----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities brokers and dealers ("Securities Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plans)."
        The Company understands that Agents may charge fees to their clients who are owners of the Fund's Class A, B or C shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
      Page 4
                           FINANCIAL HIGHLIGHTS
        The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout each year or period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1995 which is incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report dated December 31, 1995 have been audited by _________________, independent auditors, whose report appears in the Fund's Annual Report. Further information about, and management's discussion of, the Fund's performance is included in the Fund's Annual Report which may be obtained without charge by writing to address or calling the number set forth on the cover page of this Prospectus.


PREMIER MANAGED INCOME FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR.*
                   YEAR      YEAR        YEAR        YEAR     YEAR     YEAR      YEAR     YEAR      YEAR      YEAR     YEAR
                   ENDED     ENDED       ENDED       ENDED    ENDED    ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                   12/31/95  12/31/94**  12/31/93##  12/31/92 12/31/91 12/31/90  12/31/89  12/31/88  12/31/87  12/31/86  12/31/85
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of year $10.12     $11.38     $11.45      $11.41    $10.55   $11.12     $11.43   $11.29   $11.91     $11.80   $10.60
                  --------    ------     ------      ------    ------   ------     ------   ------   ------     ------   -------
Income from investment operations:
Net investment
   income #          0.75        0.69      0.78        0.87       0.86     0.93       0.98    1.01     1.20       0.86     1.20
Net realized and
 unrealized gain/(loss)
 on investments      0.96       (1.26)     0.83         0.10      0.86    (0.47)     (0.36)    0.09    (0.52)     0.28     0.99
                  --------    ------     ------      ------    ------   ------     ------   ------   ------     ------   -------
Total from
 investment
 operations          1.71       (0.57)     1.61         0.97      1.72     0.46       0.62     1.10      0.68      1.14    2.19
                  --------    ------     ------      ------    ------   ------     ------   ------   ------     ------   -------
Less distributions:
Distributions from net
 investment income  (0.75)      (0.69)     (0.75)      (0.87)    (0.86)   (1.03)     (0.93)   (0.96)    (1.20)    (0.96)   (0.99)
Distributions in excess of net
 investment income     -_          -_         -_       (0.06)      -_      -_         -_      -_        -_         -_       -_
Distributions from
 net realized gains    -_          -_      (0.57)         -_        -_      -_          _-     -_       (0.10)   (0.07)      -_
Distributions in excess of net
 realized gains
 on investments        -_          -_      (0.36)        -_         -_      -_          -_     -_         -_       -_        -_
                  --------    ------     ------      ------    ------   ------     ------   ------   ------     ------   -------
Total Distributions (0.75)     (0.69)      (1.68)      (0.93)   (0.86)    (1.03)    (0.93)    (0.96)    (1.30)   (1.03)    (0.99)
                  --------    ------     ------      ------    ------   ------     ------   ------   ------     ------   -------
Net Asset Value,
 end of year       $11.08      $10.12      $11.38     $11.45   $11.41    $10.55     $11.12   $11.43     $11.29   $11.91   $11.80
                  --------    ------     ------      ------    ------    ------     ------   ------   ------     ------   -------
Total Return +     $17.32%     (5.14)%     14.54%      8.77%   17.03%     4.40%      5.56%    10.05%     5.96%    10.09%   21.83%
                   ======      =======    =======     =======  ======     =====    =======   =======   ========  =======   ======
Ratios/Supplemental data:
Net assets, end of
 year (in 000's)   $80,782    $79,548     $58,052    $98,207   $84,203   $71,132    $83,912   $65,105   $51,765  $49,272  $16,721
Ratio of expenses to average
 net assets          0.95%       0.98%       1.14%     1.02%      1.13%     1.19%      1.15%     1.14%     0.94%    0.88    1.48%
Ratio of net income to average
 net assets          7.08%       6.32%       6.55%     7.58%      7.91%      8.65%     8.76%     8.81%     10.30%  10.01%  10.77%
Portfolio
 turnover rate     236.10%        270%        333%      216%       119%       183%      142%      139%       306%    71%     173%
------------------------------------------------------------------------------------------------------------------------------
*  On February 1, 1993 existing shares of the Fund were designated the Retail
Class, and the Fund began offering the Institutional Class and the Investment
Class of shares. Effective April 4, 1994 the Retail and Institutional Classes
were reclassified as a single class of shares known as Investor shares. On
October 17, 1994, the Investor shares were redesignated Class A shares. The amounts shown for the year ended December 31, 1994, were calculated using the performance of a Retail Share outstanding from January 1, 1994, to April 3,
1994, and the performance of an Investor (now Class A) Share outstanding from
April 4, 1994 to December 31, 1994. The Financial Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Share outstand ing.
    **            Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment adviser. From April 4, 1994 through
    October 16, 1994, Mellon Bank served as the Fund's investment manager.
    Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
 +  Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charge.
 ++ Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or transfer agent and/or
    distributor, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been 0.99% and 1.27%, respectively.
+++ In accordance with the SEC's July 1985 rules amendment, the rates for 1986 and later periods include U.S. Government
    long-term securities which were excluded from the calculations in prior years.
 #   Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31,
    1994 was $0.69. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or transfer agent and/or distributor for the year ended December 31, 1993 was $0.77.
 ##  Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for this year since the use of the undistributed method did not accord with results of operations.

       Page 5, 6
FINANCIAL HIGHLIGHTS (CONTINUED)


  PREMIER MANAGED INCOME FUND
  FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                  YEAR         YEAR          PERIOD
                                                                  ENDED        ENDED         ENDED
                                                                  12/31/95     12/31/94**    12/31/93*##
---------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period                      $10.12        $11.38          $11.62
                                                                  -------      -------          ------
        Income from investment operations:
         Net investment income #                                    0.78          0.72            0.74
         Net Realized and unrealized gain/(loss) on investments     0.96         (1.26)           0.67
                                                                  -------      -------          ------
         Total from investment operations                           1.74         (0.54)          1.41
                                                                  -------      -------          ------
        Less Distributions:
        Dividends from net investment income                       (0.78)        (0.72)          (0.71)
        Distributions from net realized gains on investments          -_           -_            (0.61)
        Distributions in excess of net realized
            gains on investments                                      -_           -_            (0.33)
                                                                  -------      -------          ------
        Total Distributions                                        (0.78)        (0.72)          (1.65)
                                                                  -------      -------          ------
        Net Asset Value, end of period                            $11.08        $10.12          $11.38
                                                                  ======        =======         =======
        Total Return +                                             17.71%%       (4.88)%          12.59%
                                                                  =======       =========        =======
        Ratios/Supplemental data:
         Net Assets, end of period (in 000's)                    $11,532         $9,588          $1,338
         Ratio of operating expenses to average net assets          0.70%          0.71%           0.83%***
         Ratio of net investment income to average net assets       7.31%          6.59%           6.86%***
        Portfolio turnover rate                                   263.10%           270%           333%


---------------------------------------------------------------------------------------------------------
    *On February 1, 1993 the Fund commenced selling Investment Class shares.
    Effective April 4,1994 the Investment Class was redesignated as the Trust
    Shares. On October 17, 1994, the Trust Shares were redesignated Class R shares.
    **             Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment adviser. From April 4, 1994 through
    October 16, 1994, Mellon Bank served as the Fund's investment manager.
    Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
    ***           Annualized.
 +  Total return represents aggregate total return for the periods indicated.
++  Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and transfer agent, the
    annualized ratio of operating expenses to average net assets would have been 0.72% and 0.87% for the year ended December 31, 1994 and the period ended December 31, 1993, respectively.
 #  Net investment income before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser for the year ended
    December 31, 1994 was $0.71. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent and distributor for the period ended December 31, 1993 was $0.74.
 ##  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since the use of the undistributed method did not accord with results of operations.

       Page 7
FINANCIAL HIGHLIGHTS (CONTINUED)

  PREMIER MANAGED INCOME FUND



  FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                   Class B Shares
                                                                                       Year
                                                                                      Ended
                                                                                     12/31/95(1)
---------------------------------------------------------------------------------------------------------
        Net Asset Value, beginning of period                                          $10.12
                                                                                      --------
        INVESTMENT OPERATIONS:
         Investment income-net                                                           .67
         Net realized and unrealized gain/(loss) on investments                          .96
                                                                                      --------
         Total from investment operations                                               1.63
                                                                                      --------
        DISTRIBUTIONS:
        Dividends from investment income-net                                            (.67)
        Dividends from net realized gain on investments                                  -_
        Dividends in excess of net realized gain on investments                          -_
                                                                                      --------
        TOTAL DISTRIBUTIONS                                                            (0.67)
                                                                                      --------
        Net Asset Value, end of period                                                $11.08
                                                                                      =======
        TOTAL INVESTMENT RETURN(2)                                                     16.55%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to average net assets                                        1.69%(3)
         Ratio of net investment income to average net assets                           6.41%(3)
         Portfolio turnover rate                                                      236.10%(4)
         Net Assets, end of period (in 000's)                                         $2,236


---------------------------
    (1)  The Fund commenced offering Class B shares on December 19, 1994.
    (2)  Exclusive of Sales Load.
    (3)   Annualized.
    (4)   Not annualized.

        Page 8


FINANCIAL HIGHLIGHTS (CONTINUED)
  PREMIER MANAGED INCOME FUND
  FOR A CLASS C SHARES OUTSTANDING THROUGHOUT THE PERIOD.
                                                                                    Class C Shares
                                                                                        Year
                                                                                       Ended
                                                                                      12/31/95(1)
---------------------------------------------------------------------------------------------------------
        Net Asset Value, beginning of period                                            $10.12
                                                                                       --------
        INVESTMENT OPERATIONS:
         Investment income-net                                                             .67
         Net realized and unrealized gain/(loss) on investments                            .96
                                                                                       --------
         Total from investment operations                                                 1.63
                                                                                       --------
        DISTRIBUTIONS:
        Dividends from investment income-net                                              (.67)
        Dividends from net realized gain on investments                                    -_
        Dividends in excess of net realized gain on investments                            -_
                                                                                       --------
        TOTAL DISTRIBUTIONS                                                              (.67)
                                                                                       --------
        Net Asset Value, end of period                                                  $11.08
                                                                                       ========
        TOTAL INVESTMENT RETURN(2)                                                       16.54%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to average net assets                                          1.66%(3)
         Ratio of net investment income to average net assets                             6.03%(3)
         Portfolio turnover rate                                                        236.10%(4)
         Net Assets, end of period (in 000's)                                             $67


--------------
    (1)The Fund commenced offering Class B  shares on December 19, 1994.
    (2)Exclusive of Sales Load.
    (3) Annualized.
    (4) Not annualized.

       Page 9
ALTERNATIVE PURCHASE METHODS
                The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares -- Class A shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan -- Class A shares."


                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Fund Shares -- Class B shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class B shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Distribution and Service Plans -- Class B and C." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of the Fund acquired through exchanges of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. (Such conversion is subject to suspension by the Board of Trustees if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.



                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares -- Class C shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class C. In addition, Class C shares are also subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans -- Class B and C." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.



                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class A, Class B and Class C shares are primarily sold to retail investors by Agents that have entered into Agreements with the Distributor.


       Page 10
                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund is a diversified fund that seeks high current income consistent with what is believed to be prudent risk of capital The Fund invests primarily in investment-grade corporate and U.S. Government obligations and in obligations having durations of 10 years or less. The Fund seeks to achieve this objective by investing in U.S. government and agency securities, mortgage-backed securities and their derivatives, debt securities of corporations including convertible and convertible preferred issues, asset-backed securities, tax-exempt securities, foreign issues including Yankee bonds, Eurobonds and non-U.S. dollar securities, money market instruments, Rule 144A securities and derivative securities.
     There is no assurance that the Fund will achieve its objective.
        MANAGEMENT POLICIES


                Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in investment-grade corporate debt obligations rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or in unrated obligations of comparable quality; and (2) at least 65% of the Fund's total assets will be invested in debt obligations having maturities of 10 years or less. It should be noted that obligations rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered of investment-grade if deemed by Dreyfus to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated Baa/BBB or better. (See "Appendix" in the SAI). A discussion of the Moody's and S&P rating categories is contained in the SAI.


                The Fund may also invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly known as "junk bonds") which are extremely speculative and may be in default with respect to payment of principal or interest.
                The Fund may also invest up to 35% of its total assets in fixed-income obligations having maturities longer than 10 years, up to 25% of its total assets in convertible debt obligations and
       Page 11
    preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.
                When, in the opinion of Dreyfus, a "defensive" investment posture is warranted, the Fund is permitted to invest temporarily and without limitation in high-grade, short-term money market instruments, consisting exclusively of U.S. Government Securities, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, and high-grade, short-term corporate securities and repurchase agreements with respect to these instruments. To this extent, the Fund may not achieve its investment objective.
                Bank certificates of deposit and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable time deposits issued by foreign branches of domestic banks and London branches of foreign banks; and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks.
                U.S. Government Securities in which the Fund may invest include obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration and Maritime Administration.
                The Fund is permitted to enter into repurchase agreements with respect to U.S. Government Securities, to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, and to lend its portfolio securities. In addition, the Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("Asset Backed Securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("collateralized mortgage obligations"). Investment in the Fund should not be considered a complete investment program.
                Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund will invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuations in market value.
        Page 12
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                LENDING OF PORTFOLIO SECURITIES. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


                WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.



                MASTER/FEEDER OPTION. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Trustees determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


        CERTAIN PORTFOLIO SECURITIES


                ASSET-BACKED SECURITIES--GENERAL. The Fund may invest in Asset-Backed Securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset-Backed Securities provide periodic payments which generally consist of both interest and principal payments. The estimated life of an Asset-Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset-Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An
       Page 13
    acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset-Backed Securities are not as effective in locking in high long-term yields as certain other forms of debt securities. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.


                COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch Investors Service, Inc., Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.
                ECDS, ETDS AND YANKEE CDS. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See ("Foreign Securities.")
                EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See ("Foreign Securities.")
                FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. For this purpose, an issuer's location is determined based on such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. A security is located in a particular country if: (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions or instrumentalities or has its primary trading market in that country; or (2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or
          Page 14
    other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors (such as the Fund) that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by Dreyfus. The Board will consider availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified buyers become, for a time, uninterested in purchasing these securities.
                LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low-rated" securities) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Further information regarding security ratings is contained in the SAI.
       Page 15
                MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Fund will invest represents pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect guarantees of payments in the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies.
                Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by in effect stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be a "principal-only" (PO) security, the holder of which receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" (IO) security receives interest payments from the same underlying security. CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, is expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class, and the ability of a structure to provide the anticipated investment characteristics, may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
                Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate of another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The market for inverse floaters is relatively new.
      Page 16
                To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
                NON-MORTGAGE BACKED SECURITIES. The Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fund only when such securities are readily marketable and generally will have remaining estimated lives at the time of purchase of 5 years or less.
                REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities -- Illiquid Securities."
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
        Page 17


                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 33 1/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 33 1/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.


                The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.
MANAGEMENT OF THE FUND


        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.



                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.


                The Fund is managed by two portfolio managers, Almond G. Goduti, Jr. and Arthur J. MacBride, III. Mr. Goduti and Mr. MacBride are officers of Mellon Bank. Each individual has been employed by Dreyfus as a portfolio manager of the Fund since October 17, 1994.
                Almond Goduti, Vice President of The Boston Company Advisors, Inc., is a member of the Fixed Income Strategy Committee and is also responsible for the taxable fixed income investment portfolio of Boston Safe Deposit and Trust Company. Mr. Goduti began his career with The Boston Company in 1984 as Portfolio Manager in the Personal Trust Division. He holds a B.S. in Finance and Computer Science from Boston College.
       Page 18
                Prior to joining The Boston Company in 1988, Mr. MacBride was a Principal and the National Sales Manager at Manufacturers Hanover Securities Corporation, where he was responsible for the sale of all fixed income securities. Previously, he did corporate finance/underwriting work in both the U.S. and Europe. In London and Toronto, he worked extensively on the Eurobond Market (coupon and currency swaps). He is a graduate from Franklin and Marshall College and holds an MBA from Fordham University.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including approximately $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.



                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.70 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1995, the Fund paid Dreyfus 0.70% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).


                For the fiscal year ended December 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of each class of the Fund were 0.7% of the average daily net assets of Class A, Class B, Class C and Class R, respectively.


                In addition, Class A, B and C shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and Class C Plans)."



                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administrated by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.


                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus
          Page 19
     believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.


        DISTRIBUTOR -- The Fund's Distributor is Premier Mutual Fund Services, Inc. The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.



                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR -- Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.


HOW TO BUY FUND SHARES
                GENERAL -- Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.
                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a mini-
        Page 20
      mum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                Fund shares are offered without regard to the minimum initial investment requirements through the Automatic Asset Builder and the Government Direct Deposit Privilege. These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a retirement plan. Participants and plan sponsors should consult their tax advisers for details.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Managed Income Fund." Payments to open new accounts which are mailed should be sent to Premier Managed Income Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Managed Income Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.
                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
             DDA# 044660 Premier Managed Income Fund/Class A shares;
             DDA# 044709 Premier Managed Income Fund/Class B shares;
             DDA# 044717 Premier Managed Income Fund/Class C shares;
             DDA# 044725 Premier Managed Income Fund/Class R shares.
                The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
       Page 21
                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS :
                "4370" Premier Managed Income Fund/Class A Shares;
                "4380" Premier Managed Income Fund/Class B Shares;
                "4390" Premier Managed Income Fund/Class C Shares;
                "4400" Premier Managed Income Fund/Class R Shares.
                The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


                NET ASSET VALUE PER SHARE ("NAV") -- An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:


                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.


                NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern Time). Investments and requests to exchange or redeem shares received by the Transfer
       Page 22
     Agent in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege which are effective one business day after your call). Investment, exchange and redemption requests received after such close of business are generally effective on and receive the share price determined on the next business day.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
                CLASS A SHARES -- The public offering price of Class A shares is the NAV per share of that class plus a sales load as shown below:

                                                            Total Sales Load
                                                   --------------------------------------
                                                   As a % of              As a % of           Dealers' Reallowance
                                                 Offering Price        Net Asset Value            as a % of
        Amount of Transaction                      Per Share              Per Share             Offering Price
        -----------------------                ----------------        ----------------       -------------------------
        Less than $50,000.........                    4.50                 4.70               4.25
        $50,000 to less than $100,000...              4.00                 4.20               3.75
        $100,000 to less than $250,000....            3.00                 3.10               2.75
        $250,000 to less than $500,000...             2.50                 2.60               2.25
        $500,000 to less than $1,000,000...            2.00                2.00               1.75


                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase
    Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within two years after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares -- Contingent Deferred Sales Charge
    -- Class B" (other than the amount of the CDSC and its time periods) and "How to Redeem Fund Shares -- Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV
         Page 23
    without a sales load for     Dreyfus-sponsored IRA "Rollover Accounts"
    with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the
     Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or
     certain other products made available by the Distributor to such plans.


                Holders of Class A accounts of the Fund as of December 19, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front-end sales load.


                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section
    501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.


        CLASS B SHARES -- The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.



        CLASS C SHARES -- The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC, however, is imposed on redemp-
      Page 24
    tions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."



        CLASS R SHARES -- The public offering price for Class R shares is the NAV of that Class.


        RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


        TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning
    1-800-645-6561 or, if calling from overseas, 516-794-5452.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents, and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES
                You may purchase, in exchange for shares of a Class, shares of the same or comparable class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


                To request an exchange, your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; fur-
        Page 25
    thermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares -- Procedures."
    Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE
    MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be page 26
     exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange
    Authorization Form, please call toll free 1-800-645-6561.
        AUTOMATIC ASSET BUILDER
                AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this privilege or change the amount of purchase at any time by mailing written notification to Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee.
    No such fee currently is contemplated.
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares.
    See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
      Page 27
                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561.
    You may cancel these privileges by mailing written notification to Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, is appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer
    Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.


                Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



                Shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing
    plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        Page 28
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
        GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your
    Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION
    PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT
    TO THE TELETRANSFER
        Page 29
    PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT
    BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
        Year Since                                    CDSC as a % of Amount
        Purchase Payment                              Invested or Redemption
        Was Made                                            Proceeds
        -----------------                             ------------------------
        First.........................................          4.00
        Second........................................          4.00
        Third.........................................          3.00
        Fourth........................................          3.00
        Fifth.........................................          2.00
        Sixth.........................................          1.00
                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her page 30
    investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.


        CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES -- A CDSC of 1.00% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


        WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares (and to certain Class A shares) will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Trustees determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.


                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent or through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized
           Page 31
    orfraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.


                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call 1-800-554-4611.


                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this privilege.


                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account
        Page 32
    with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


                REINVESTMENT PRIVILEGE -- CLASS A SHARES. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising the Exchanges. The Reinvestment Privilege may be exercised only once.


DISTRIBUTION PLANS


(CLASS A PLAN AND CLASS B AND C PLANS)


                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.


        DISTRIBUTION PLAN -- CLASS A SHARES -- The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.


                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        DISTRIBUTION AND SERVICE PLANS -- CLASS B AND C -- Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any com-
          Page 33
    pensation payable to it by the Fund and
    any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


                The Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash to receive distributions in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares atNAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which the Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only on through the business day prior to the day of redemption. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."



                It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.



                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.



                Dividend Distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


       Page 34
                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from net realized, long-term capital gains, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.


                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.


                With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized long-term capital gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        Page 35
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION


                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.


                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price in the case of Class A shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV (or maximum public offering price in the case of Class A shares) per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
         page 36
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings and the Lehman Government/Corporate Index. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION
                The Company was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Fund's shares are classified into four classes--Class A, Class B, Class C and Class R. The Company's Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund").


                Each share (regardless of Class) has one vote. All Shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to its Distribution and Service Plans relating to that Class.


                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                     MIF/P050196
        Page 37



























































































                               DREYFUS CORE VALUE FUND
                     INVESTOR, INSTITUTIONAL AND CLASS R SHARES
                                       PART B
                        (STATEMENT OF ADDITIONAL INFORMATION)


                                     May 1, 1996






        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus describing the Class R and Investor shares of the Dreyfus Core Value Fund (formerly, the Laurel Capital Appreciation Fund) (the "Fund") and the current Prospectus describing the Institutional shares of the Fund, each dated May 1, 1996, as they may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (the "Trust"), an open-end management investment company known as a mutual fund. To obtain a copy of the Fund's Prospectuses, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and outside of Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                             TABLE OF CONTENTS
                                                                       Page


Investment Objective and Management Policies. . . . . . . . . . .      B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . .      B-18
Management Arrangements . . . . . . . . . . . . . . . . . . . . .      B-24
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . .      B-25
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .      B-26
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . .      B-27
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . .      B-28
Determination of Net Asset Value. . . . . . . . . . . . . . . . .      B-31
Dividends, Other Distributions and Taxes. . . . . . . . . . . . .      B-32
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . .      B-35
Performance Information . . . . . . . . . . . . . . . . . . . . .      B-37
Information About the Fund. . . . . . . . . . . . . . . . . . . .      B-39
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors . . . . . . . . . . . .      B-40
Financial Statements. . . . . . . . . . . . . . . . . . . . . . .      B-40




               INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

        Foreign Securities. The Fund may invest in securities of foreign issuers, including investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, reevaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund including withholding dividends.

        U.S. Government Securities. The Fund may invest in U.S. Government Securities that are direct obligations of the U. S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association ("GNMA"), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.

        The Fund may also invest in U.S. Government Securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

        GNMA certificates represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates;
this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

        Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home
Administration, or is insured or guaranteed by the Veterans Administration.

The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). Since these statistics indicate that the average life of the mortgages backing most GNMA certificates (which are single-family mortgages with 25- to 30-year maturities) is approximately 12 years, yields on pools of single-family mortgages are often quoted on a 12-year prepayment assumption. (The actual maturity of specific GNMA certificates will vary based on the prepayment experience of the underlying mortgage pool.) Based on a 12-year prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than Treasury bonds and U.S. Government agency bonds and 1/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

        GNMA has introduced a pass-through security backed by adjustable-rate mortgages. These securities will bear interest at a rate which will be adjusted annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

        FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

        FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

        Bank Obligations. The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation in bank certificates of deposit, time deposits, and bankers' acceptances when, in Dreyfus' opinion, a "defensive" investment posture is warranted.

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Trust are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Trust may be subject to the risks associated with the holdings of such property overseas.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. The Trust will carefully consider these factors in making such investments.

        Low-Rated Securities. The Fund may invest in low-rated and comparable unrated securities. The effect a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

        The ratings of the various nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Corporation ("S&P") generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although Dreyfus uses these ratings as a criterion for the selection of securities for the Fund, Dreyfus also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on Dreyfus' credit analysis of low-rated and unrated securities than would be the case for a portfolio of higher-rated securities.

        Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although Dreyfus will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by an NRSRO for securities may change as a result of changes in the rating systems or due to a corporate reorganization of the NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

        The Fund intends to invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that at or shortly after the time of acquisition by the Fund, these securities will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, the Fund intends to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.

        Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Directors.

        Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Trust's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


Management Policies


        The Fund engages, except as noted, in the following practices in furtherance of its investment objective.


        Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as index futures contracts), options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.


        Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.


        Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.


        Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.


        The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."


        In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.


        Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


        (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


        Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


        (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.


        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative
Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction
("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


        Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.


        Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


        Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.


        Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.


        The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.


        Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.


        Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.


        The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.


        The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


        The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.


        The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


        The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


        If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


        The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.


        Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.


        When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


        The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.


        No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit
"initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.


        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


        Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.


        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


        If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


        To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed
5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.


        Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


        The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


        The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.


        Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


        Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.


        Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.


        The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.


        Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.


        The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


        Swaps, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.


        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


        The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


        The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.


        The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.


        The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.



        Lending of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Fund's total assets, taken at value. The Fund may not lend portfolio securities to its affiliates without specific authorization from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund and which is acting as a "finder."

        By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when
Government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by Dreyfus to be of good standing and will not be made unless, in the judgment of Dreyfus, the consideration to be earned from such loans would justify the risk.

Investment Restrictions

        The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

        1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).


        2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.



        3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

        6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

        The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


        1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.



        2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

        3. The Fund shall not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaging in the exploration, development, production, refining, transportation, and marketing of oil, gas, or minerals.)

        4. The Fund will not purchase or retain the securities of any issuer if the officers, Trustees of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

        5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

        7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

        8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).


        10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and options.



        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.


        In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.




                               MANAGEMENT OF THE FUND

                               Controlling Shareholder

        As of _____________, 1996, there were no controlling shareholders, as that term is defined under the 1940 Act, of the Dreyfus/Laurel Funds Trust.


                                Principal Shareholders







                         Federal Law Affecting Mellon Bank


The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.



        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                       Trustees and Officers of the Trust


        The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust as defined in the 1940 Act is indicated by an asterisk. Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Trust, the
"Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.


o + RUTH MARIE ADAMS. Trustee of the Trust; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o + FRANCIS P. BRENNAN. Chairman of the Board of Trustees and Assistant Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.


o * JOSEPH S. DiMARTINO, Trustee of the Trust since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was d director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, Health Plan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 51 years old. His address is 200 Park Avenue, New York, New York 10166.


o + JAMES M. FITZGIBBONS. Trustee of the Trust; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address:  40 Norfolk Road, Brookline, Massachusetts 02167.



o * J. TOMLINSON FORT. Trustee of the Trust; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o + ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old.
        Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
        15143.



o + KENNETH A. HIMMEL. Trustee of the Trust; Former Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Himmel/MKDG, Franklin Federal Partners. Age: 49 years old. Address:
        Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.


o * ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Allison Park, Pennsylvania 15101.




o + STEPHEN J. LOCKWOOD. Trustee of the Trust; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o + ROBERT D. MCBRIDE. Trustee of the Trust; Director, Chairman and CEO, McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address: 15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


o + JOHN J. SCIULLO. Trustee of the Trust; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


o + ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
        Inc., Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc., Director, Massachusetts Electric Company; Director, The Hymas Foundation, Inc.; prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
        The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Fee Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.


# MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
        Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 38 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

# ERIC B. FISCHMAN.  Vice President and Assistant Secretary (since January
        1996) of the Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994);Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September 1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.

RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since March
        1994); Senior Vice President, Funds Distributor, Inc. (since March
        1993); Vice President, The Boston Company Inc., (March 1993 to May
        1993);  Vice President of Marketing, Calvert Group (1989 to March
        1993); Fidelity Investments (prior to 1989). Age: 41 years old.
        Address: One Exchange Place, Boston, Massachusetts 02109.


# MARGARET PARDO.  Assistant Secretary of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



# JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
        Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 year old. Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


__________________________________
*       "Interested person" of the Trust, as defined in the 1940 Act.
o       Member of the Audit Committee.
+       Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

        The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of __________, 1996.

        No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Trustees/Directors of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses.



        For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by each current Trustee from the Trust# and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth Marie Adams           $ 4,595        none            none           $ 34,500

Francis P. Brennan*         14,884        none            none            111,500

James M. Fitzgibbons         4,723        none            none             35,500

Joseph S. DiMartino**        none         none            none            448,618***

J. Tomlinson Fort**          none         none            none             none

Arthur L. Goeschel           4,732        none            none             35,464

Kenneth A. Himmel            4,515        none            none             33,750

Arch S. Jeffery**            none         none            none             none

Stephen J. Lockwood          4,491        none            none             33,750

Robert D. McBride            4,726        none            none             35,500

John J. Sciullo              4,462        none            none             33,500

Roslyn M. Watson             4,591        none            none             34,500

#     Amounts required to be paid by the Trust directly to the non-interested
Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-
interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,331 for the Trust.
*     Compensation of Francis P. Brennan includes $75,000 paid by the
Dreyfus/Laurel Funds to be the Chairman of the Board.
**    Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds.  For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino,
J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $3,933, $4,856 and $4,726, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Trust) were $29,500, $36,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of
$611 for expenses attributable to the Trust's Board meetings which is not included in the $2,331 amount noted above).
***   Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the fiscal year ended December 31, 1995.


                      MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

        Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objectives, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

        The Management Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Trustees and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Trustees may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus.
Dreyfus may terminate the Management Agreement upon written notice to the Trustees. The Management Agreement will terminate immediately and automatically upon its assignment.


        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and director; Philip L. Toia, Vice Chairman--Operations and Administration; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice-President--Corporate Communications; Elie
M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President--Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence
M. Greene and Julian M. Smerling, Directors.



        For the last three fiscal years, the Fund has had the following expenses:

                       For the Fiscal Year Ended December 31,
                       1995                  1994                  1993

Advisory and/or                             $3,413,996             $3,280,789
Management Fee

        Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 to October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. With respect to the 1994 fiscal year fee, $59,679 was waived by the investment manager. With respect to the 1993 fiscal year fee, $31,482 was reimbursed by The Boston Company Advisors, Inc. (the investment manager prior to April 4,
1994).


                         PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's Transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business), or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.



        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


        In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


        The basis for the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.




                            DISTRIBUTION PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."

        Distribution Plan - Investor and Institutional Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.


        With respect to the Investor and Institutional shares of the Fund, the Trust has adopted a Distribution Plan ("Plan"), and may enter into agreements with Agents pursuant to that Class Plan. Under the Plan, the Fund may spend annually up to 0.25% of the average of the net asset values attributable to the Investor shares, and up to 0.15% of the average of its net asset values attributable to the Institutional shares, for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, shares of those respective Classes.



        The Plan provides that a report of the amounts expended under the Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plans without approval of the Fund's shareholders, and that other material amendments of the Plans must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of considering such amendments. The Plans are subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable, as to the Fund's Class of shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plans or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

        For the fiscal year ended December 31, 1995, the Fund paid _________ and __________ with respect to the Plans adopted by the Fund's Investor and Institutional shares, respectively.


                    REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

        Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                    Transfer Agent's
               Transmittal Code                     Answer Back Sign

                   144295                           144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as a described below under "Stock Certificates; Signatures."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

        Fund Exchanges. Investor and Class R shares of the Fund may be exchanged for shares of the same class of certain other funds advised or administered by Dreyfus. Institutional shares may be exchanged for shares of certain other funds managed or administered by Dreyfus. Shareholders are limited to six exchanges out of the Fund during the calendar year. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.



        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.



        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

        Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for Investor and Class R shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, and in exchange for Institutional shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under " Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.
With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


        Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



        Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from Investor or Class R shares of the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds of which the investor is a shareholder and from Institutional shares of the Fund into another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of such other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

        Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                   DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.


        New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.




                 DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

        The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


        To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirement"), net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.


        Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.



        Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

        Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S.
possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

        If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments, certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section
1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

        Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized to ordinary income.
If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as mixed straddles if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.


        Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred in the Fund's
Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.



        If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


        State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are also advised to consult their tax advisers concerning the application of state and local taxes to them.



        Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


        Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).


        Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


        Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.


        Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.




                              PORTFOLIO TRANSACTIONS


        All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.


        Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


        Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities;
however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.


        The Trust's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.


        Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.


        When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.



        The following represents certain information regarding the Fund's payment of brokerage commissions for the fiscal years 1993, 1994 and 1995:

        Total brokerage commissions paid for the fiscal years ended December 31, 1995, 1994 and 1993 were $__________, $1,025,551, and $716,054, respectively.

        Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $_____, $_____ and $_____ to affiliates of Dreyfus or Mellon Bank. The amounts paid to affiliated brokerage firms during the fiscal years ended December 31, 1995, 1994 and 1993 were approximately __%, __% and __%, respectively, of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately __%, __% and __%, respectively, of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.

        Portfolio Turnover. While the Fund does not intend to trade in securities for short-term profits, the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions. While it is not possible to predict the rate of frequency of portfolio transactions (i.e., portfolio turnover rate) with any certainty, at the present time it is anticipated that the portfolio turnover rate for the Fund will generally not exceed 100%. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the Fund realizes short-term gains as a result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.

        The portfolio turnover rates for the 1995 and 1994 fiscal years ended December 31, 1995 and 1994 for the Fund were __% and 75%, respectively.


                            PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


        Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



        Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

        The Fund may compare the performance of its Investor, Class R shares and Institutional Shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

        Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its Investor, Class R and Institutional Class yields in advertisements or in shareholder reports.


        From time to time, advertising material for the Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



Average Annual Total Return

        The table below shows the average annual total return for the Fund's Investor, Class R and Institutional shares for the specified periods.


                                                 Investor    Class R      Institutional
One year ended 12/31/95                           0.38%            %      0.49%

Five years ended 12/31/95                             %         N/A       N/A


Ten years ended 12/31/95                          12.35%        N/A       N/A

From commencement of operations to 12/31/95(1)    10.28%      (2.31%)     7.55%

__________________________
(1)     The Fund commenced operations on February 6, 1947.  The inception dates of Class R shares and Institutional shares were August 4, 1994 and February 1, 1993, respectively.

        The table below shows the aggregate total return for the Fund's Investor, Class R and Institutional shares for the specified periods.



                                                    Investor       Class R        Institutional

For the one year period ended 12/31/95                0.38%             %          0.49%

For the five years period ended 12/31/95             29.41%         N/A            N/A

For the ten years period ended 12/31/95             220.49%         N/A            N/A

From commencement of operations to 12/31/95(1)      10,746.62%     (2.31%)         14.94%
__________________________
(1)     The Fund commenced operations on February 6, 1947.  The inception dates of Class R shares and Institutional shares were August 4, 1994 and February 1, 1993, respectively.

                             INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid. Fund shares have no preemptive or subscription rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all of its shareholders.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust; and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund will be entitled to reimbursements from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

        The Fund is currently one of four portfolios of the Trust.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS


        Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis for the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



       Kirkpatrick & Lockhart, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


        _____________________ was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.



                            FINANCIAL STATEMENTS


        The financial statements for the fiscal year ended December 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.





                      DREYFUS SPECIAL GROWTH FUND
                       INVESTOR AND CLASS R SHARES
                                 PART B
                  (STATEMENT OF ADDITIONAL INFORMATION)


                               MAY 1, 1996




        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Special Growth Fund (formerly, the Laurel Special Growth
Fund) (the "Fund"), dated May 1, 1996, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (the "Trust"), an open-end management investment company, known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:



               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and outside of Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.
                             TABLE OF CONTENTS
                                                                        Page


Investment Objective And Management Policies. . . . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . B-17
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . . . B-23
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . B-24
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . B-24
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . B-25
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . B-27
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . B-30
Dividends, Other Distributions and Taxes. . . . . . . . . . . . . . . . B-30
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . B-34
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . B-36
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . . B-37
Custodian, Transfer and Dividend Disbursing Agent, Counsel
  and Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . B-38
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . B-38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-39



             INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

        Foreign Securities. The Fund may invest in securities of foreign issuers, including investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, reevaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends.

        U.S. Government Securities. The Fund may invest in U.S. Government Securities that are direct obligations of the U. S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association ("GNMA"), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.

        The Fund may also invest in U.S. Government Securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

        GNMA certificates represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates;
this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

        Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home
Administration, or is insured or guaranteed by the Veterans Administration.

The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). Since these statistics indicate that the average life of the mortgages backing most GNMA certificates (which are single-family mortgages with 25- to 30-year maturities) is approximately 12 years, yields on pools of single-family mortgages are often quoted on a 12-year prepayment assumption. (The actual maturity of specific GNMA certificates will vary based on the prepayment experience of the underlying mortgage pool.) Based on a 12-year prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than Treasury bonds and U.S. Government agency bonds and 1/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

        GNMA has introduced a pass-through security backed by adjustable-rate mortgages. These securities will bear interest at a rate which will be adjusted annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

        FNMA and FHLMC are Government sponsored corporations owned entirely by private stockholders. They are subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Participation Certificates, which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

        Bank Obligations. The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation in bank certificates of deposit, time deposits, and bankers' acceptances when, in Dreyfus' opinion, a "defensive" investment posture is warranted.

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Fund are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Trust may be subject to the risks associated with the holdings of such property overseas.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. The Trust will carefully consider these factors in making such investments.


        Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.



        Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.


        Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.



        Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.


        Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.


        The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."


        In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.


        Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


        (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


        Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


        (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.


        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative
Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.
These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction
("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


        Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.


        Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


        Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.


        Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.


        The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.


        Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.


        Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.


        The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.


        The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


        The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.


        The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and
(iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


        Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.


        The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


        If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


        The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.


        Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.


        When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


        The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.


        Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If Dreyfus wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Dreyfus wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.


        No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit
"initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.


        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


        Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.


        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


        If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.


        To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed
5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.


        Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


        The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


        The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.


        Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


        Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.


        Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.


        The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.


        Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.


        The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


        Swaps, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.


        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


        The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


        The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.


        The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.


        The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.




Management Policies

        The Fund engages, except as noted, in the following practices in furtherance of its investment objective.


        Lending of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Fund's total assets, taken at value. The Fund may not lend portfolio securities to its affiliates without specific authorization from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund and which is acting as a "finder."


        By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when
Government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by Dreyfus to be of good standing and will not be made unless, in the judgment of Dreyfus, the consideration to be earned from such loans would justify the risk.


Investment Restrictions

        The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

        1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).


        2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.


        3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans.
For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

        5. Purchase or sell real estate unless acquired as a result of ownership of security or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

        6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.

        The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

        The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


        1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.


        2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

        3. The Fund shall not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaging in the exploration, development, production, refining, transportation, and marketing of oil, gas, or minerals.)

        4. The Fund will not purchase or retain the securities of any issuer if the officers, Trustees of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

        5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

        7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

        8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

        10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and options.


        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.


        In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships.


                             MANAGEMENT OF THE FUND

                             Controlling Shareholder

        At         , 1996, there were no controlling shareholders, as that
term is defined under the 1940 Act, of the Dreyfus/Laurel Funds Trust.


                             Federal Law Affecting Mellon Bank

        The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that these activities are consistent with statutory and regulatory obligations.

        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.



                             Trustees and Officers


        The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust as defined in the 1940 Act is indicated by an asterisk. Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds Trust and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Trust, the
"Dreyfus/Laurel Funds"). Mr. DiMartino serves as a Board member of 93 other funds advised by Dreyfus.



o +RUTH MARIE ADAMS. Trustee of the Trust; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.



#ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
        The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.



o +FRANCIS P. BRENNAN. Chairman of the Board of Trustees and Assistant Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.



#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
        Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

#FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Address: One Exchange Place, Boston, Massachusetts 02109.



o *JOSEPH S. DIMARTINO, Trustee of the Trust since February 1995. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 52 years old. Address: 200 Park Avenue, New York, New York 10166.


#ERIC B. FISCHMAN.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994);Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August
        1994); Staff Attorney, Federal Reserve Board (September 1992 to June
        1994); Summer Associate, Venture Economics (May 1991 to September
        1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 years old. Address: 200 Park Avenue, New York, New York 10166.



o +JAMES M. FITZGIBBONS. Trustee of the Trust; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address:  40 Norfolk Road, Brookline, Massachusetts 02167.



o *J. TOMLINSON FORT. Trustee of the Trust; Partner, Reed, Smith, Shaw & McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.



o +ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Since May 1991, Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old. Address:
        Way Hallow Road and Woodland Road, Sewickley, Pennsylvania 15143.


RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since July
        1994); Senior Vice President, Funds Distributor, Inc. (since March
        1993); Vice President, The Boston Company Inc., (March 1993 to May
        1993);  Vice President of Marketing, Calvert Group (1989 to March
        1993); Fidelity Investments (prior to 1989).  Age:  41 years old.
        Address: One Exchange Place, Boston, Massachusetts 02109.


o +KENNETH A. HIMMEL. Trustee of the Trust; present Director, The Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Himmel/MKDG, Franklin Federal Partners. Age: 49 years old. Address:
        Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.



o *ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Allison Park, Pennsylvania 15101.



o +STEPHEN J. LOCKWOOD. Trustee of the Trust; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o +ROBERT D. MCBRIDE. Trustee of the Trust; Director and Chairman (and until April 1995 CEO), McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old.
        Address:  15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.





#MARGARET M. PARDO.  Assistant Secretary of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
        Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 31 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


#JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.



o +JOHN J. SCIULLO. Trustee of the Trust; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


#JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The
        Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus.
        From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.



o +ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
        Inc. Director, American Express Centurion Bank; Director Hanaet Community Health Plan, Inc., Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc. prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

___________________________
*       "Interested person" of the Trust, as defined in the 1940 Act.
o       Member of the Audit Committee.
+       Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

        The officers and Trustees of the Trust as a group owned beneficially
less than 1% of the total shares of the Fund outstanding as of       ,
1996.

        No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act), $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Trustees/Directors of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses.


        For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by each current Trustee of the Trust from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                                                         Total
                                                    Pension of                           Compensation
                                                    Retirement                           From the
                                                    Benefits              Estimated      Trust
                                                    Accrued as            Annual         and Fund
                              Aggregate             Part of the           Benefits       Complex
                              Compensation          Trust's               Upon           Paid to Board
Name of Board Member          From Trust#           Expenses              Retirement     Member

Ruth Marie Adams              $ 4,595               none                  none           $ 34,500

Francis P. Brennan*            14,884               none                  none            111,500

James M. Fitzgibbons            4,723               none                  none             35,500

Joseph S. DiMartino**           none                none                  none            448,618***

J. Tomlinson Fort**             none                none                  none             none

Arthur L. Goeschel              4,732               none                  none             35,464

Kenneth A. Himmel               4,515               none                  none             33,750

Arch S. Jeffery**               none                none                  none             none

Stephen J. Lockwood             4,491               none                  none             33,750

Robert D. McBride               4,726               none                  none             35,500

John J. Sciullo                 4,462               none                  none             33,500

Roslyn M. Watson                4,591               none                  none             34,500

#     Amounts required to be paid by the Trust directly to the non-interested
Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-
interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,331 for the Trust.
*     Compensation of Francis P. Brennan includes $75,000 paid by the
Dreyfus/Laurel Funds to be the Chairman of the Board.
**    Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds.  For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino,
J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $3,933, $4,856 and $4,726, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Trust) were $29,500, $36,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of
$611 for expenses attributable to the Trust's Board meetings which is not included in the $2,331 amount noted above).
***   Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the fiscal year ended December 31, 1995.


                           MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

        Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

        The Management Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Trust and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Trust may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.

        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William T. Sandalls, Jr., Senior Vice President, Chief Financial Officer and a director; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank
V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling directors.




        For the last three fiscal years, the Fund has had the following investment management expenses:



                       For the Fiscal Year Ended December 31,

                 1995                1994                   1993
                                     $1,029,132             $941,416

        Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager. With respect to the 1993 fiscal year fee, $37,583 and $21,136 was voluntarily waived and reimbursed, respectively, by The Boston Company Advisors, Inc.


                             PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.



        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.



        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                             DISTRIBUTION PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."


        Distribution Plan - Investor Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to Investor shares of the Fund, the Trust has adopted a Distribution Plan (the "Plan"), and may enter into Agreements with banks, securities brokers or dealers and other financial institutions ("Agents") pursuant to that Plan.




        Under the Plan, Investor shares of the Fund may spend annually up to 0.25% of the average of its net assets attributable to the Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Investor shares.



        The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without approval of a Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.


                             REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

        Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                    Transfer Agent's
               Transmittal Code                     Answer Back Sign

                    144295                          144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as a described below under "Stock Certificates; Signatures."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

        Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shareholders are limited to six exchanges out of the Fund during the calendar year. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

        Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's
Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund
Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Funds Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

        Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemptions of such shares.


        Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                             DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

        New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                             DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

        The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


        To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, ("Distribution Requirement") net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.



        Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

        Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations.

However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

        Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S.
possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

        If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

        Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized to ordinary income.
If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as mixed straddles if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

        Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred in the Fund's
Prospectus under "Dividends, Other Distributions and Taxes". In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

        If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

        State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws, thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

        Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

        Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).


        Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.



        Foreign Shareholders - Effectively Connected Income. If foreign shareholder's ownership of the Fund's shares effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.


        Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.





                             PORTFOLIO TRANSACTIONS

        All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

        Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

        Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities;
however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

        The Trust's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

        Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

        When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years 1993, 1994 and 1995:


Total Brokerage
Commissions                   1993:                          262,685
                              1994:                          354,891
                              1995:

        Prior to April 4, 1994, the Fund was advised by The Boston Company Advisors, Inc. Prior to May 21, 1993, The Boston Company Advisors, Inc. was affiliated with Lehman Brothers.

        Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to affiliates of Dreyfus or Mellon Bank. The amount paid to affiliated brokerage firms during the fiscal years ended December 31, 1995, 1994 and 1993 were approximately __%, __% and __%, respectively, of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately __%, __$ and __%, respectively, of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.

        For the fiscal year ended December 31, 1994, the Fund paid $3,290 in brokerage commissions to BISI, an affiliated Broker.

        Portfolio Turnover. While the Fund does not intend to trade in securities for short-term profits, the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions. While it is not possible to predict the rate of frequency of portfolio transactions (i.e., portfolio turnover rate) with any certainty, at the present time it is anticipated that the portfolio turnover rates for the Fund is likely to exceed 100%. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent a Fund realizes short-term gains as a result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.

        The portfolio turnover rates for the 1994 and 1995 fiscal years for
the Fund were 133% and    %, respectively.


                             PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

        Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

        The Fund may compare the performance of its Investor and Class R shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

        Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its Investor and Class R yields in advertisements or in shareholder reports.


        From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



        Effective April 4, 1994, the Retail and Institutional Class of shares of the Fund were reclassified as a single class of Shares known as "Investor Shares" and the Investment Class of shares of the Fund was renamed as "Trust Shares." Effective October 17, 1994, the Fund redesignated the Trust Shares as "Class R shares." The following performance data for Investor Shares is reflective of the Fund's Retail
Class of Shares' performance. In addition, the following performance data for Class R shares of the Fund reflects the Fund's former Investment Class of Shares and Trust shares.

Total Return

The table below shows the average annual total return for each class of the Fund's shares for the specified periods.

                                             Investor Shares     Class R Shares
For the one year period ended 12/31/95       (18.22)%

For the five year period ended 12/31/95        8.78

For the ten year period ended 12/31/95        11.87%


                             INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Fund share when issued and paid for in accordance with the terms of the offering, is fully paid. Fund shares have no preemptive or subscription rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all of its shareholders.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund will be entitled to reimbursements from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

        The Fund is currently one of four portfolios of the Trust.


                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                                   AND INDEPENDENT AUDITORS



        Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Fund's custodian. Prior to the effectiveness of the Management Agreement, for its services as custodian and fund accountant Mellon Bank was paid an annual fee of $30,000 per portfolio, and, for all portfolios, an annual administrative account maintenance fee of $10,000, an annual online fee of $3,600, an asset-based fee of 0.02% of the first $500 million of the Trust's transaction. For its services as transfer and dividend disbursing agent, Mellon Bank was paid an annual fee of $13.00 per shareholder account, with a minimum monthly fee of $3,000 per portfolio. Mellon Bank was reimbursed for certain out-of-pocket expenses including wire fees and postage, stationery and telephone expenses. Dreyfus Transfer, Inc., and Mellon Bank as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



        Kirkpatrick & Lockhart, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


        _______________________ was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.





                             FINANCIAL STATEMENTS

        The financial statements for the fiscal year ended December 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report, accompanies this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.







                                APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS

Municipal and Debt Instruments Ratings


Moody's Investors Service. Inc. (Moody's):

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A -- Bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations."

        Those Bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

        Standard & Poor's Ratings Group ("S&P"):

        AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.




Short Term Municipal Loans

        Moody's:

        MIG-1/VMIG-1 -- Securities rated MIG-l/VMIG-l are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-l group.

        S&P:

        SP-1 -- Short-term municipal securities bearing the SP-l designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-l which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper Ratings

        Moody's:

        Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

        Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-l repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed;
(3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

        Prime-2 indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

S&P:

        Commercial paper rated by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

        A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A- 1.

        Fitch's Investors Service. Inc. ("Fitch"):

        Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-l, F-2, F-3, or F-4.

        F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-l.

        Duff and Phelps, Inc.:

        Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

        Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

        The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+'
(one plus) and '1-' (one minus) to assist investors in recognizing those differences.

        Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

        Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        Satisfactory Grade

        Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        Non-Investment Grade

        Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        Default

        Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc.:

        In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

        IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

        Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

        IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+--Obligations supported by the highest capacity for timely repayment.

        A1--Obligations supported by a very strong capacity for timely repayment.

        A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

        B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

        D1--Obligations which have a high risk of default or which are currently in default.






                    PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                              PREMIER MANAGED INCOME FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                        PART B
                         (STATEMENT OF ADDITIONAL INFORMATION)


                                      May 1, 1996





        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Premier Limited Term Government Securities Fund (formerly, the
Laurel Intermediate Government Securities Fund) and the Premier Managed Income Fund (formerly, the Laurel Managed Income Fund) (the "Funds"), dated May 1, 1996, as they may be revised from time to time. The Funds are separate, diversified portfolios of The Dreyfus/Laurel Funds Trust (formerly, The Laurel Funds Trust), an open-end management investment company (the "Trust"), known as a mutual fund. To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:



               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and outside of Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Funds' investment manager.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Funds' shares.
                            TABLE OF CONTENTS

                                                            Page


Investment Objective and Management Policies. . . . . . .   B-2
Management of the Funds . . . . . . . . . . . . . . . . .   B-14
Management Arrangements . . . . . . . . . . . . . . . . .   B-20
Purchase of Fund Shares . . . . . . . . . . . . . . . . .   B-21
Distribution Plans. . . . . . . . . . . . . . . . . . . .   B-23
Redemption of Fund Shares . . . . . . . . . . . . . . . .   B-25
Shareholder Services. . . . . . . . . . . . . . . . . . .   B-26
Determination of Net Asset Value. . . . . . . . . . . . .   B-29
Dividends, Other Distributions and Taxes. . . . . . . . .   B-29
Portfolio Transactions. . . . . . . . . . . . . . . . . .   B-33
Performance Information . . . . . . . . . . . . . . . . .   B-35
Information About the Funds . . . . . . . . . . . . . . .   B-38
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . .   B-39
Financial Statements. . . . . . . . . . . . . . . . . . .   B-39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . .   B-40


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


        The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled
"Description of the Fund."


Portfolio Securities



        Currency Transactions (Premier Managed Income Fund Only).   The Fund
may engage in currency exchange transactions as a means of managing certain risks associated with purchasing and selling securities denominated in foreign securities. Generally, the currency exchange transactions of the Fund will be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the currency exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.1% due to the cost of converting from one currency to another. The Fund also may deal in forward exchanges between currencies of the different countries in which it invests as a hedge against possible variations in the exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

        Dealings in forward currency exchanges by the Fund are limited to hedging involving either specific transactions or aggregate portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in such currency.
The Fund will not speculate in forward currency exchanges. The Fund may position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, its custodian or sub-custodian bank will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Dreyfus. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

        It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved.

        At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the currency. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        The use of forward currency contracts by the Fund will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its portfolio securities, regardless of currency denomination, and will not do so unless deemed appropriate by Dreyfus. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. In addition, although forward currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of the currency increase.

        Because the Fund invests in foreign securities, the Fund will hold from time to time various foreign currencies pending its investment in foreign securities or conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. When converting foreign currencies to U.S. dollars, the Fund may incur costs of currency conversion. A foreign exchange dealer does not charge a fee for conversion, but it does realize a profit based on the difference, which is known as the spread, between the prices at which the dealer is buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        U.S. Government Securities (Each Fund).   The Funds may invest in U.S.
Government Securities that are direct obligations of the U.S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association ("GNMA"), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.

        The Funds may also invest in the above types of U.S. Government Securities and in U.S. Government Securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, these Funds will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by such Funds.

        GNMA certificates represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates;
this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

        Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). Since these statistics indicate that the average life of the mortgages backing most GNMA certificates (which are single-family mortgages with 25- to 30-year maturities) is approximately 12 years, yields on pools of single-family mortgages are often quoted on a 12-year prepayment assumption. (The actual maturity of specific GNMA certificates will vary based on the prepayment experience of the underlying mortgage pool.) Based on a 12-year prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than Treasury bonds and U.S. Government agency bonds and 1/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

        GNMA has introduced a pass-through security backed by adjustable-rate mortgages. The securities will bear interest at a rate which will be adjusted annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

        FNMA and FHLMC are Government sponsored corporations owned by private stockholders. Each is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal.

        Bank Obligations (Premier Managed Income Fund Only). The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation, in such instruments when, in Dreyfus' opinion, a "defensive" investment posture is warranted.

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Trust are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Trust may be subject to the risks associated with the holdings of such property overseas.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. The Trust will carefully consider these factors in making such investments.

        Mortgage Backed Securities (Each Fund). The Funds may invest in various mortgage backed securities, as described in the Prospectuses. Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

        Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Collateralized Mortgage Obligations ("CMOs") are generally issued as a series of different classes. An issue of CMOs tends to be backed by a larger number of mortgages than GNMA, FNMA or FHLMC certificates, thus allowing greater statistical prediction of prepayment characteristics. Interest and principal payments on the mortgages underlying any series will first be applied to meet the interest payment requirements of each class in the series other than any class in respect of which interest accrues but is not paid or any principal only class. Then, principal payments on the underlying mortgages are generally applied to pay the principal amount of the class that has the earliest maturity date. Once that class is retired, the principal payments on the underlying mortgages are applied to the class with the next earliest maturity date. This is repeated until all classes are paid. Therefore, while each class of CMOs remains subject to prepayment as the underlying mortgages prepay, structuring several classes of CMOs in the stream of principal payments allows one to more closely estimate the period of time when any one class is likely to be repaid. The Funds may invest in mortgage backed securities issued by the FHLMC and the FNMA.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans, including CMOs, in which the Premier Managed Income Fund can invest. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect U.S. Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by U.S. Government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

        The Premier Managed Income Fund expects that U.S. Government or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Premier Managed Income Fund will, consistent with its investment objective and policies, consider making investments in such new types of securities.

        Other Asset-Backed Securities (Premier Managed Income Fund Only). The Fund may also invest in non-mortgage Asset-Backed Securities. The purchase of non-mortgage Asset-Backed Securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset-Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-Backed
Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-Backed Securities, credit card receivables are unsecured obligations of the card holder.

        The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset-Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. Dreyfus intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

        Low-Rated Securities (Premier Managed Income Fund Only). The Fund may invest in low-rated and comparable unrated securities. The effect a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

        The ratings of the various nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although Dreyfus uses these ratings as a criterion for the selection of securities for the Fund, Dreyfus also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on Dreyfus' credit analysis of low-rated and unrated securities than would be the case for a portfolio of higher-rated securities.

        Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although Dreyfus will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by an NRSRO for securities may change as a result of changes in the rating systems or due to a corporate reorganization of the NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.


        Repurchase Agreements. The Funds may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. A Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller.
The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. A Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Directors.


        When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.




        Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income each Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.


        When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


        Commercial Paper. The Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Trust's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.



Management Policies

        The Funds engage, except as noted, in the following practices in furtherance of their investment objectives.

        Loans of Fund Securities. Each Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, Dreyfus considers all relevant factors and circumstances including the creditworthiness of the borrower.

        Options on Securities (Premier Limited Term Government Securities Fund
Only). The Fund has the ability to write covered put and call options on its portfolio securities as part of its investment strategies.

        The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the security alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

        The Fund will write only covered options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, whenever the Fund writes a put option it will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high grade debt obligations having a value equal to or greater than the exercise price of the underlying securities or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).

        Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

        The Fund may write (a) in-the-money call options when Dreyfus expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when Dreyfus expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when Dreyfus expects that the premiums received from writing the call option, plus the appreciation in market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

        So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and the securities exchange on which the option is written.

        An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to write only call or put options issued by the Clearing Corporation.

        The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

        Although the Fund generally will write only those options for which Dreyfus believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires.

        Although Dreyfus will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.




Investment Restrictions


        The following limitations have been adopted by each Fund. A Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of a Fund, whichever is less. Each Fund may not:


        1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)


        2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.



        3. Make loans or lend securities, if as a result thereof more than one-third the Fund's total assets would be subject to all such loans. For purposes of this restriction debt instruments and repurchase agreements shall not be treated as loans.

        4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

        6. Purchase or sell commodities except that each Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

        7. Purchase with respect to 75% of a Fund's total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

        8. A Fund of the Trust may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

        Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


        1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.



        2. No Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in securities would exceed 5% of such Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

        3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to a Fund's transactions in futures contracts and options.

        4.     No Fund will purchase warrants if at the time of such purchase:
(a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

        5. The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities
Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

        6. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

        7. No Fund will purchase oil, gas or mineral leases (Premier Managed Income Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

        8. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        9. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

        10. No Fund shall purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.


        In order to permit the sale of the Funds' shares in certain states, the Trust may make commitments more restrictive than the investment restrictions described above. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved. Further, the Funds have given a representation that investments will not be made in real estate limited partnerships. Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.




                       MANAGEMENT OF THE FUNDS

                       Principal Shareholders

        The following shareholder owned more than 5% of the outstanding voting shares of the Funds at _________, 1996:


                  Federal Law Affecting Mellon Bank


        The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Funds, and in providing services to the Funds as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under there arrangements are consistent with statutory and regulatory obligations.



        Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or a Fund. If Mellon Bank or Dreyfus were prohibited from serving a Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                      Trustees and Officers of the Trust


        The Trust has a Board composed of twelve Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Funds with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk. Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Trust, the
"Dreyfus/Laurel Funds") and Mr. DiMartino serves as a Board member for 93 other funds advised by Dreyfus.





o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
        President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution.
        Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


# ELIZABETH BACHMAN.  Vice President and Assistant Secretary of the Trust,
        The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Fee Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 26 years old. Address: 200 Park Avenue, New York, New York 10166.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
        Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company; Director and Vice Chairman of the Board, Home Owners Federal Savings and Loan (prior to May 1990). Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.



#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
        Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of The Dreyfus/Laurel Funds, Inc. (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April
        1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April
        1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age:
        37 years old.  Address: One Exchange Place, Boston, Massachusetts
        02109.

#FREDERICK C. DEY.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


o*JOSEPH S. DIMARTINO, Trustee of the Trust since February 1995.  Since
        January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company, a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, Health Plan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Age: 51 years old. His address is 200 Park Avenue, New York, New York 10166.



#ERIC B. FISCHMAN.  Vice President of the Trust, The Dreyfus/Laurel Tax
        Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994);Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (Since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August
        1994); Staff Attorney, Federal Reserve Board (September 1992 to June
        1994); Summer Associate, Venture Economics (May 1991 to September
        1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 31 year old. Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
        Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc. Age: 60 years old.
        Address:  40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Trustee of the Trust; Partner, Reed, Smith, Shaw &
        McClay (law firm). Age: 65 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Chairman of the
        Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; Since May 1991, Mr. Goeschel has served as Trustee of Sweichley Valley Hospital. Age: 73 years old.
        Address:  Way Hallow Road and Woodland Road, Sewickley, Pennsylvania
        15143.



RICHARD W. HEALEY.  Vice President of the Trust, The Dreyfus/Laurel
        Investment Series, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since July 1994); Senior Vice President, Funds Distributor, Inc. (since March 1993); Vice President, The Boston Company Inc., (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March 1993); Fidelity Investments (prior to
        1989). Age: 41 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

o+KENNETH A. HIMMEL.  Trustee of the Trust; Former Director, The Boston
        Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc. and Florida Hospitality Group; Managing Partner, Himmel/MKDG, Franklin Federal Partners. Age: 49 years old. Address:
        Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

o*ARCH S. JEFFERY. Trustee of the Trust; Financial Consultant. Age: 76 years old. Address: 1817 Foxcroft Lane, Allison Park, Pennsylvania 15101.

o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
        Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+ROBERT D. MCBRIDE. Trustee of the Trust; Director and Chairman (and until April 1995 CEO), McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address:
        15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.


# MARGARET PARDO.  Assistant Secretary of the Trust, the Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Paralegal, Premier Mutual Fund Services, Inc. Prior to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.



#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
        Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds, Inc. (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Address: One Exchange Place, Boston, Massachusetts 02109.


# JOHN J. PYBURN.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Vice President of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual fund Accounting Department of Dreyfus. Age: 61 years old. Address: 200 Park Avenue, New York, New York 10166.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of
        Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 63 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


JOSEPH F. TOWER, III.  Assistant Treasurer of the Trust, The Dreyfus/Laurel
        Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: One Exchange Place, Boston, Massachusetts 02109.


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures,
        Inc., Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, the Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.



___________________________________________________
*       "Interested person" of the Trust, as defined in the 1940 Act.
o       Member of the Audit Committee.
+       Member of the Nominating Committee.
#       Officer also serves as an officer for other investment companies advised by Dreyfus.


        The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of each Fund outstanding as of _________, 1996.


        No officer or employee of TSSG or Premier (or of any parent or subsidiary thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. In addition, no officer or employee of Dreyfus (or of any parent or subsidiary thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Trustee/Director who is not an officer or employee of Premier or any of its affiliates, $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Trustee/Director $ 1,000 per joint Dreyfus/Laurel Family of Funds meeting attended, plus $750 per joint Dreyfus/Laurel Family of Funds Audit Committee meeting attended, and reimburse each Trustee/Director for travel and out-of-pocket expenses.




        For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by each current Trustee of the Trust from the Trust and all other funds in The Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                                        Total
                                          Pension or                    Compensation
                                          Retirement                    From the
                                          Benefits        Estimated     Company
                           Aggregate      Accrued as      Annual        and Fund
                           Compensation   Part of         Benefits      Complex Paid
                           From the       the Company's   Upon          to Board
Name of Board Member       Company #      Expenses        Retirement    Member
--------------------       ------------   -------------   ----------    ------------

Ruth Marie Adams           $ 4,595        none            none          $ 34,500

Francis P. Brennan*         14,884        none            none           111,500

James M. Fitzgibbons         4,723        none            none            35,500

Joseph S. DiMartino**        none         none            none           448,618***

J. Tomlinson Fort**          none         none            none            none

Arthur L. Goeschel           4,732        none            none            35,464

Kenneth A. Himmel            4,515        none            none            33,750

Arch S. Jeffery**            none         none            none            none

Stephen J. Lockwood          4,491        none            none            33,750

Robert D. McBride            4,726        none            none            35,500

John J. Sciullo              4,462        none             none           33,500

Roslyn M. Watson             4,591        none            none            34,500

#     Amounts required to be paid by the Trust directly to the non-interested
Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-
interested Trustees.  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,331 for the Trust.
*     Compensation of Francis P. Brennan includes $75,000 paid by the
Dreyfus/Laurel Funds to be the Chairman of the Board.
**    Joseph S. DiMartino, J. Tomlinson Fort and Arch Jeffery are paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds.  For the fiscal year ended December 31, 1995, the aggregate amount of fees and expenses received by Joseph S. DiMartino,
J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $3,933, $4,856 and $4,726, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds
(including the Trust) were $29,500, $36,500 and $35,500, respectively.  In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of
$611 for expenses attributable to the Trust's Board meetings which is not included in the $2,331 amount noted above).
***   Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the fiscal year ended December 31, 1995.



                         MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


        Management Agreement. Dreyfus serves as the investment manager for the Funds pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to each Fund. As investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objectives, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.


        The Management Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Trust and either a majority of all Trustees or a majority of the shareholders of the Fund approve their continuance. The Trust may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.


        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director, Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and director; Philip L. Toia, Vice Chairman--Operations and Administration; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice-President--Corporate Communications; Elie
M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President--Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence
M. Greene and Julian M. Smerling, Directors.


        As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly. The rates at which such fees are paid are described in each Prospectus. Dreyfus may waive all or a portion of its fees payable by any Fund from time to time.

        The following table shows the fees paid by each Fund to Dreyfus (or its predecessors as the prior investment advisors), including any fee waiver during the 1993, 1994 and 1995 fiscal years.

                                     1995      1994           1993
                                     Fee       Fee            Fee

Premier Limited Term                           105,130(3)     150,007(1)
Government Securities Fund

Premier Managed Income Fund                    630,564(4)     586,196(2)

______________________________
(1) $17,091 and $11,704 were voluntarily waived and reimbursed respectively by The Boston Company Advisors, Inc. (the investment manager prior to April 4, 1994).
(2)     $20,837 was reimbursed by The Boston Company Advisors, Inc.
(3) The Boston Company Advisors, Inc. waived fees and reimbursed expenses of $14,827.
(4) $7,023 and $5,389 were voluntarily waived and reimbursed respectively by The Boston Company Advisors, Inc.



        Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed the expense limitation of any state, it will reduce its management fees by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. To the extent these state regulations permit the exclusion of distribution expenses (see
"Distribution Plan" below), the Trust will exclude such expenses in determining whether any reduction obligation exists. The most restrictive state expense limitation applicable to the Fund requires a reduction of fees in any year that such expenses exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. A number of factors, including the size of the Fund, will determine which of these restrictions will be applicable to a Fund at any given time. No reimbursement pursuant to state expense limitations was required for any of the Funds for the fiscal year ended December 31, 1995.




                            PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        The Distributor. The Distributor serves as the Funds' distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.

        Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended ("Code") although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

        For Premier Managed Income Fund, set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

        Net Asset Value per Share                     $12.50

        Per Share Sales Charge - 4.5%
               of offering price (4.7% of
               net asset value per share)             $0.59

        Per Share Offering Price to
               the Public                             $13.09

        For Premier Limited Term Government Securities Fund, set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.


        Net Asset Value per Share                     $12.50

        Per Share Sales Charge - 3.0%
           of offering price (3.1% of
           net asset value per share)                 $0.39

        Per Share Offering Price to
           the Public                                 $12.89



        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's Transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


        In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


        The basis for the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.




                           DISTRIBUTION PLANS

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan."

Distribution Plan

        The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

        Distribution Plan--Class A Shares. The Trust has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of each Fund ("Class A Plan"), whereby Class A shares of a Fund may spend annually up to 0.25% of the average of its net assets for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Class A shares.

        The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Class A Plan without approval of a Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to a Fund's class of shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

        Distribution and Service Plans -- Class B and C Shares. In addition to the above described Current Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation for the provision of certain services to the holders of Class B and Class C shares. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan"). The
Funds' Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Fund and the holders of Class B and Class C shares.

        A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was initially approved by the Trustees at a meeting held on September 23, 1994. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and C shares.



                         REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Redeem Fund Shares."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

        Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

                         SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

        Fund Exchanges. Shares of any Class of each Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shareholders are limited to six exchanges out of a Fund during the calendar year. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

        Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

        Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

        Corporate Pension/Profit-Sharing and Retirement Plans. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Fund Shares."

        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

        New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Other Distributions and Taxes."

        The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


        To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue code of 1985, as amended (the "Code"), each Fund
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirement"), net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements. Accordingly, a Fund may be restricted in the selling of securities held for less than three months.



        Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Funds' Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

        Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if the distributions are paid by a Fund during the following January.
Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        A portion of the dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

        Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

        If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether a Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for such Fund to qualify as a RIC.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments, certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section
1258 of the code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, any gain or loss realized by a Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

        Offsetting positions held by a Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized to ordinary income.
If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as mixed straddles if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

        Investment by a Fund in securities issued or acquired at a discount (for example, zero coupon securities) or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities) could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued could need and to distribute such income to satisfy the Distribution Requirement and to avoid the 4% excise tax referred in each Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

        If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

        State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


        Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


        Foreign Shareholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).



        Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain the excess of long-term capital gain over short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


        Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of the Fund's shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.


        Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of a Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.




                       PORTFOLIO TRANSACTIONS

        All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

        Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

        Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities;
however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

        The Trust's Board of Directors periodically review Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

        Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

        When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        For the 1994 and 1995 fiscal year, the Fund paid $3,289 and $_______, respectively in brokerage commissions to non-affiliated brokers. For the 1994 and 1993 fiscal years the Funds did not pay any brokerage commissions.

        Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During fiscal 1995 and 1994, the Fund paid brokerage commissions of $_____ and $_____, respectively, to affiliates of Dreyfus or Mellon Bank. The amounts paid to affiliated brokerage firms during the fiscal years ended December 31, 1995 and 1994 were approximately __% and __%, respectively, of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately __% and __%, respectively, of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.

        Portfolio Turnover (Each Fund). While the Funds do not intend to trade in securities for short-term profits, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions. While it is not possible to predict the rate of frequency of portfolio transactions (i.e., portfolio turnover rate) with any certainty, at the present time it is anticipated that the portfolio turnover rates of the Funds are likely to exceed 100%. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent a Fund realizes short-term gains as a result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.

        The portfolio turnover rates for the 1994 and 1995 fiscal years for the Premier Managed Income Fund were, 270% and ___%, respectively; and for the Premier Limited Term Government Securities Fund, 165% and ___%, respectively. The significant differences in the portfolio turnover rates for the Funds were due to a change in portfolio managers that occurred during the 1993 fiscal year or a change in the investment strategy for the Fund. In addition, the portfolio turnover was attributable to the mortgage-roll strategy employed by the Fund.


                        PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Performance Information."

        Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or C the maximum applicable CDSC has been paid upon redemption at the end of the period.

        Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

        Each Fund may compare the performance of its shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

        Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports.


        From time to time, advertising material for the Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



        Effective April 4, 1994, the Retail and Institutional Class of shares of each Fund were reclassified as a single class of Shares known as "Investor Shares" and the Investment Class of shares of each Fund was renamed as each Fund's "Trust Shares." Effective October 17, 1994, each fund redesignated the Investor Shares as "Class A shares" and the Trust Shares as "Class R shares." The following performance data for Class A shares is reflective of each Fund's Retail Class of Shares' performance. In addition, the following performance data for the Class R shares of the Managed Income Fund reflects such Fund's former Investment Shares and Trust Shares.

30-Day Yield

        The Managed Income and Limited Term Government Funds' 30-day yield figures described below will be calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                      a-b
                       YIELD = 2[( ------ +1)6 -1]
                                       cd

Where:         a       =      dividends and interest earned during the period

               b       =      expenses accrued for the period (net of
                              reimbursement)

               c       =      the average daily number of shares outstanding
                              during the period that were entitled to receive dividends

               d       =      the net asset value per share on the last day of
                              the period

        For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Yield information is useful in reviewing the Funds' performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if Dreyfus waives its investment management fees.

        Managed Income Fund's and Limited Term Government Fund's 30-day yield for the period ended December 31, 1995 were as follows:


                                          30-Day Yield for Period Ended
                                                December 31, 1995

                                             Yield

Managed Income Fund
Class A shares                               7.10%
Class B shares                                -
Class C shares                                -
Class R shares                               7.70%

Limited Term Government
Fund
Class A shares                               6.79%
Class B shares                                -
Class C shares                                -
Class R shares**                              -

        The table below shows the average annual total return for each of the Funds' classes of shares for the specified periods.



                                                    Managed                  Limited Term
                                                    Income                   Government*
                                             With           Without       With           Without
                                             Sales          Sales         Sales          Sales
                                             Charge         Charge        Charge         Charge

                                             _______________________________________________

For one year ended 12/31/95                  (9.41)%        (5.14)%        (7.11)%        4.24%
For the five years ended 12/31/95            8.57%           9.07%          5.41%         6.06%
For the ten years ended 12/31/95             6.64%           7.62%            -             -
From inception date to 12/31/95                -              -             6.05%         6.41%

__________________________
*       Limited Term Government Fund commenced operations on March 3, 1986.

                          INFORMATION ABOUT THE FUNDS

        The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

        Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

        Each Fund will send annual and semi-annual financial statements to all of its shareholders.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by a Fund, the shareholder of that Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

        The Fund is currently one of four portfolios of the Trust.


      CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                       AND INDEPENDENT AUDITORS


        Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Funds' custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis for the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.


        Kirkpatrick & Lockhart, 1800 Massachusetts Avenue, Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectuses and this Statement of Additional Information.


        ______________________ was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Funds.




                         FINANCIAL STATEMENTS


        The financial statements for the fiscal year ended December 31, 1995, including notes to the financial statements and supplementary information are in the Independent Auditors' Report, included in the Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements of the Annual Report are incorporated herein by reference.




                              APPENDIX

               INFORMATION ABOUT SECURITIES RATINGS

Corporate Bond Ratings--Managed Income Fund

        Description of Moody's Investors' Service, Inc. corporate bond ratings:

        Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P corporate bond ratings:

        AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

        AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings

        The rating A-1 + is the highest, and A-l the second highest, commercial paper rating assigned by S & P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above average, long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

        The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigned rating are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

        Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-l+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        Description of Fitch Investors Services, Inc. commercial paper ratings. Fitch Investors Services, Inc. employs the rating F-l+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-l+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

        Description of Duff & Phelps Inc. commercial paper ratings. Duff& Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

        Various of the nationally recognized statistical rating organizations utilize rankings within rating categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

        Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2,""TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.





                           THE DREYFUS/LAUREL FUNDS TRUST
                          (formerly The Laurel Funds Trust)

                                       PART C
                                  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits

              (a)     Financial Statements:

                      Included in Part A:

                               Financial Highlights for each of the periods
     indicated therein.

                      Included in Part B:       The following financial
     statements for the period ended December 31, 1995 are incorporated by reference to the Registrant's Annual Report to Shareholders filed on
     _______

                      -        Reports of Independent Auditors.
                      -        Portfolio of Investments.
                      -        Statement of Assets and Liabilities.
                      -        Statement of Operations.
                      -        Statements of Changes in Net Assets.
                      -        Notes to Financial Statements.


              (b)     Exhibits:

                      1(a) Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 87.

                      1(b) Amendment No. 1 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on February 7, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

                      1(c) Amendment No. 2 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on March 31, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

                      1(d) Amendment No. 3 to Registrant's Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      1(e) Amendment No. 4 to Registrant's Second Amended and Restated Agreement and Declaration. Incorporated by reference to Post-Effective Amendment No. 93.

                      2 Amended and Restated By-Laws. Incorporated by reference to Post-Effective Amendment No. 75.

                      3        Not Applicable.

                      4        Specimen security.  To be filed by Amendment.

                      5(a) Investment Management Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 90.


                      5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A. and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated April 4, 1994). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      7        Not applicable.

                      8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

                      8(b) Amendment to Custody and Fund Accounting Agreement, dated August 1, 1994. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      9(a) Transfer Agent Agreement between the Registrant and Boston Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.) Incorporated by reference to Post-Effective Amendment No. 62.

                      9(b) Supplement to Transfer Agent Agreement for the Registrant, dated June 1, 1989. Incorporated by reference to Post-Effective Amendment No. 78.

                      9(c) Supplement to Transfer Agent Agreement for the Registrant, dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 93 filed on December 13, 1994. Consent of counsel is filed herewith.

                      11(a) Consent of KPMG Peat Marwick LLP is incorporated by reference to Post-Effective Amendment No. 94.

                      11(b) Consent of Coopers & Lybrand LLP is incorporated by reference to Post-Effective Amendment No. 94.

                      12       Not Applicable.

                      13       Not Applicable.

                      14       Not applicable.

                      15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      15(b) Form of Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

                      16 Performance Information is incorporated by reference to Post-Effective Amendment No. 76.

                      18 Rule 18f-3 Plan dated April 26, 1995. Incorporated by reference to Post-Effectiive Amendment No. 97.


                      Other Exhibits
                      --------------

                      (a) Powers of attorney of the Trustees and Officers dated
                          April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 94.

     Item 25.         Persons Controlled By or Under Common Control with
                      Registrant

              Not Applicable.

     Item 26.         Number of Holders of Securities

              Set forth below are the number of recordholders of securities on

                                         Number of Record Holders
                                             Investor    Class R   Institutional    Class A      Class B      Class C      Class R
                                             Class
       Title of Class

       Dreyfus Special Growth Fund
       Premier Limited Term Government
         Securities Fund
       Premier Managed Income Fund

       Dreyfus Core Value
       Fund

     Item 27.         Indemnification

              Under a provision of the Registrant's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant. This provision does not authorize indemnification against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Moreover, this provision does not authorize indemnification where such Trustee or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust.

     Item 28(a).  Business and Other Connections of Investment Adviser

              Investment Adviser -- The Dreyfus Corporation

              The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President and                 Lion Management, Inc.*;
General Counel                Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Life and Annuity Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          43) Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48) Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          57)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          58)  Dreyfus 100% U.S. Treasury Long Term Fund
          59)  Dreyfus 100% U.S. Treasury Money Market Fund
          60)  Dreyfus 100% U.S. Treasury Short Term Fund
          61)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          62)  Dreyfus Pennsylvania Municipal Money Market Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Short-Term Income Fund, Inc.
          66)  The Dreyfus Socially Responsible Growth Fund, Inc.
          67) Dreyfus Strategic Income
          68)  Dreyfus Strategic Investing
          69)  Dreyfus Tax Exempt Cash Management
          70)  The Dreyfus Third Century Fund, Inc.
          71)  Dreyfus Treasury Cash Management
          72)  Dreyfus Treasury Prime Cash Management
          73)  Dreyfus Variable Investment Fund
          74)  Dreyfus-Wilshire Target Funds, Inc.
          75)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          76)  General California Municipal Bond Fund, Inc.
          77)  General California Municipal Money Market Fund
          78)  General Government Securities Money Market Fund, Inc.
          79)  General Money Market Fund, Inc.
          80)  General Municipal Bond Fund, Inc.
          81)  General Municipal Money Market Fund, Inc.
          82)  General New York Municipal Bond Fund, Inc.
          83)  General New York Municipal Money Market Fund
          84)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          85)  Peoples Index Fund, Inc.
          86)  Peoples S&P MidCap Index Fund, Inc.
          87)  Premier Insured Municipal Bond Fund
          88)  Premier California Municipal Bond Fund
          89)  Premier Capital Growth Fund, Inc.
          90)  Premier Global Investing, Inc.
          91)  Premier GNMA Fund
          92)  Premier Growth Fund, Inc.
          93)  Premier Municipal Bond Fund
          94)  Premier New York Municipal Bond Fund
          95)  Premier State Municipal Bond Fund
          96)  Premier Strategic Growth Fund

(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

Margaret Pardo++          Paralegal                          Assistant
                                                             Secretary

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02903-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


     SIGNATURES



              Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Funds Trust (formerly The Laurel Funds Trust), has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of March, 1996.



                                       THE DREYFUS/LAUREL FUNDS
                                       TRUST


                                       /s/Marie E. Connolly*
                                       _____________________________
                                       Marie E. Connolly
                                       President

              Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                         Title                     Date


     /s/Marie E. Connolly*
     ___________________________       President, Treasurer      03/01/96
     Marie E. Connolly


     /s/Ruth Marie Adams*
     _________________________         Trustee                   03/01/96
     Ruth Marie Adams


     /s/Joseph S. DiMartino            Trustee                   03/01/96
     _________________________
     Joseph S. DiMartino


     /s/James M. Fitzgibbons*
     ________________________          Trustee                   03/01/96
     James M. Fitzgibbons


     /s/Kenneth A. Himmel*
     ________________________          Trustee                   03/01/96
     Kenneth A. Himmel

     /s/Stephen J. Lockwood*
     ________________________          Trustee                   03/01/96
     Stephen J.  Lockwood


     /s/Roslyn M. Watson*
     ________________________          Trustee                   03/01/96
     Roslyn M. Watson


     /s/J. Tomlinson Fort*
     ________________________          Trustee                   03/01/96
     J. Tomlinson Fort


     /s/Arthur L. Goeschel*
     ________________________          Trustee                   03/01/96
     Arthur L. Goeschel


     /s/Arch S. Jeffery*
     ________________________          Trustee                   03/01/96
     Arch S. Jeffery


     /s/Robert D. McBride*
     ________________________          Trustee                   03/01/96
     Robert D. McBride


     /s/John J. Sciullo*
     ________________________          Trustee                   03/01/96
     John J. Sciullo



*By:  /s/Eric B. Fischman
      --------------------
      Eric B. Fischman
      Attorney-in-Fact